UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2015

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholders,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment – though not reflected in wage growth – drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell Midcap Index returned 6.63%, the Russell Midcap Growth Index returned 9.45% and the Russell Midcap Value Index returned 3.67%.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.99%
Russell 3000 Growth Index	10.69%

Net Assets as of 6/30/2015 (In Thousands)	$5,188,280

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Regeneron Pharmaceuticals Inc. and Avago Technologies Inc. Shares of Valeant, a drug and medical device maker, rose on strong profit and revenue growth. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of

Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd. and Antero Resources Corp. and its underweight position in Apple Inc. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Antero Resources, an independent oil and gas exploration and production company, declined amid weakness in global oil prices. Shares of Apple, a consumer electronics company, rose on a string of positive earnings announcements.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Facebook, Inc., Class A	3.7
3.	Gilead Sciences, Inc.	2.8
4.	Google, Inc., Class C	2.7
5.	UnitedHealth Group, Inc.	2.5
6.	Amazon.com, Inc.	2.3
7.	MasterCard, Inc., Class A	2.1
8.	Valeant Pharmaceuticals International, Inc.	2.1
9.	Acuity Brands, Inc.	2.0
10.	Regeneron Pharmaceuticals, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Health Care	20.5
Consumer Discretionary	16.2
Industrials	11.0
Financials	9.1
Materials	4.5
Energy	2.5
Consumer Staples	1.7
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		14.99%	20.60%	11.38%
With Sales Charge*		8.95	19.33	10.77
CLASS C SHARES	May 1, 2006
Without CDSC		14.43	20.01	10.76
With CDSC**		13.43	20.01	10.76
CLASS R5 SHARES	January 8, 2009	15.42	21.09	11.75
CLASS R6 SHARES	December 23, 2013	15.48	21.12	11.77
SELECT CLASS SHARES	May 1, 2006	15.14	20.84	11.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015 and are no longer offered. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of their inception. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.37%
Russell Midcap Index	6.63%

Net Assets as of 6/30/2015 (In Thousands)	$3,303,293

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in both the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the utilities sector detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Humana Inc., Valeant Pharmaceuticals International Inc. and Mohawk Industries Inc. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Mohawk Industries, a maker of flooring for residential and commercial property, rose on strong earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd., Laredo Petroleum Holdings Inc. and Southwestern Energy Co. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Laredo Petroleum and Southwestern Energy, both oil and gas exploration and production companies, declined on global weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	1.8%
2.	Sherwin-Williams Co. (The)	1.5
3.	Humana, Inc.	1.5
4.	Carlisle Cos., Inc.	1.4
5.	Amphenol Corp., Class A	1.3
6.	Acuity Brands, Inc.	1.2
7.	CBRE Group, Inc., Class A	1.1
8.	NXP Semiconductors N.V., (Netherlands)	0.9
9.	Alliance Data Systems Corp.	0.9
10.	Brookdale Senior Living, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.5%
Consumer Discretionary	19.0
Information Technology	16.9
Industrials	12.6
Health Care	11.6
Utilities	4.3
Materials	4.2
Consumer Staples	4.2
Energy	3.6
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		9.97%	18.85%	9.68%
With Sales Charge*		4.19	17.57	9.09
CLASS C SHARES	November 2, 2009
Without CDSC		9.44	18.26	9.37
With CDSC**		8.44	18.26	9.37
CLASS R2 SHARES	March 14, 2014	9.71	18.77	9.65
CLASS R5 SHARES	March 14, 2014	10.49	19.30	9.91
CLASS R6 SHARES	March 14, 2014	10.53	19.31	9.92
SELECT CLASS SHARES	January 1, 1997	10.37	19.26	9.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.72%
Russell Midcap Growth Index	9.45%

Net Assets as of 6/30/2015 (In Thousands)	$3,062,526

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the technology sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Avago Technologies Ltd. and Electronic Arts Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp. Shares of Electronic Arts, a maker of video games and software, rose on better-than-expected profit and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd., Laredo Petroleum Holdings Inc. and Kirby Corp. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid weakness in global oil prices. Shares of Kirby, a tank and barge operator, fell on disappointing revenue and the lower revision to the company’s earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.3%
2.	Sherwin-Williams Co. (The)	2.3
3.	CBRE Group, Inc., Class A	2.1
4.	Mohawk Industries, Inc.	1.9
5.	NXP Semiconductors N.V., (Netherlands)	1.9
6.	Alliance Data Systems Corp.	1.8
7.	McGraw Hill Financial, Inc.	1.7
8.	Delta Air Lines, Inc.	1.7
9.	Monster Beverage Corp.	1.7
10.	Carlisle Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Consumer Discretionary	18.9
Health Care	16.4
Industrials	15.5
Financials	11.5
Materials	3.3
Energy	2.7
Consumer Staples	2.6
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
[1]

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek growth of capital and secondarily, current income by investing primarily in equity securities.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		12.37%	19.83%	10.13%
With Sales Charge*		6.48	18.53	9.54
CLASS C SHARES	November 4, 1997
Without CDSC		11.78	19.22	9.52
With CDSC**		10.78	19.22	9.52
CLASS R2 SHARES	June 19, 2009	12.18	19.64	9.96
CLASS R5 SHARES	November 1, 2011	12.87	20.32	10.51
CLASS R6 SHARES	November 1, 2011	12.96	20.37	10.53
SELECT CLASS SHARES	March 2, 1989	12.72	20.19	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.19%
Russell Midcap Value Index	3.67%

Net Assets as of 6/30/2015 (In Thousands)	$15,959,073

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s underweight position and security selection in the energy sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and security selection in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co., Expedia Inc. and Cigna Corp. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Expedia, an online travel service not held in the Benchmark, rose on growth in earnings and revenue. Shares of Cigna, a health insurer, rose on news of a $54 billion takeover offer from Anthem Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Southwestern Energy Co. and MSC Industrial Direct Co. and its underweight position in HCA Holdings Inc. Shares of Southwestern Energy, an oil and gas exploration and production company, declined on global weakness in energy prices. Shares of MSC Industrial, a provider of metalworking products, fell after the company forecast sales and earnings below analysts’ estimates. Shares of HCA Holdings, an owner/operator of hospitals and other medical centers that was not held by the Fund, rose on the company’s improved forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. Relative to the Benchmark, the Fund had an overweight position in consumer discretionary stocks during the twelve month reporting period. The Fund’s largest relative underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cigna Corp.	1.7%
2.	Kohl’s Corp.	1.7
3.	Mohawk Industries, Inc.	1.6
4.	Energen Corp.	1.6
5.	Humana, Inc.	1.6
6.	Jack Henry & Associates, Inc.	1.5
7.	Loews Corp.	1.5
8.	Fifth Third Bancorp	1.5
9.	Arrow Electronics, Inc.	1.5
10.	Synopsys, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.5%
Consumer Discretionary	18.7
Industrials	9.4
Utilities	8.6
Information Technology	8.5
Health Care	6.5
Consumer Staples	5.7
Materials	5.1
Energy	3.9
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		7.68%	18.10%	9.10%
With Sales Charge*		2.04	16.83	8.51
CLASS C SHARES	April 30, 2001
Without CDSC		7.12	17.50	8.55
With CDSC**		6.12	17.50	8.55
CLASS R2 SHARES	November 3, 2008	7.38	17.80	8.91
INSTITUTIONAL CLASS SHARES	November 13, 1997	8.19	18.69	9.63
SELECT CLASS SHARES	October 31, 2001	7.92	18.40	9.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 6/30/15 (In Thousands)	$290,680

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection process produced positive returns in the energy and health care sectors and negative returns in the consumer discretionary and utilities sectors.

Leading individual detractors from Fund returns included its short positions in Nuance Communications Inc. and Electronic Arts Inc. and its long positions in Kate Spade & Co. Shares of Nuance Communications, a provider of voice recognition and related technologies, rose on strong quarterly earnings and positive trends in the industry. Shares of Electronic Arts, a developer of videogame software and content, rose on positive earnings announcements, strong industry fundamentals and popular new releases. Shares of Kate Spade, a brand name apparel maker, fell on slowing sales growth.

Leading individual contributors to Fund returns included its long position in McDermott International Inc. and its short positions in Rovi Corp. and Southwest Airlines Co. Shares of McDermott International, a provider of engineering and construction services to the energy industry, rose on news of an organizational restructuring and the winning of several large contracts. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Southwest Airlines, a passenger airline operator, fell on weak growth in large markets and volatility in fuel prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Nuance Communications, Inc.	1.0%
2.	Apple, Inc.	1.0
3.	Archer-Daniels-Midland Co.	1.0
4.	eBay, Inc.	1.0
5.	Intuit, Inc.	1.0
6.	Darden Restaurants, Inc.	1.0
7.	Target Corp.	1.0
8.	Electronic Arts, Inc.	1.0
9.	Lowe’s Cos., Inc.	1.0
10.	ServiceMaster Global Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Brown-Forman Corp., Class B	1.3%
2.	Estee Lauder Cos., Inc. (The), Class A	1.2
3.	McCormick & Co., Inc. (Non-Voting)	1.2
4.	Hain Celestial Group, Inc. (The)	1.2
5.	Dominion Resources, Inc.	1.2
6.	Team Health Holdings, Inc.	1.1
7.	Tenet Healthcare Corp.	1.1
8.	Cooper Cos., Inc. (The)	1.1
9.	Markel Corp.	1.1
10.	Acadia Healthcare Co., Inc.	1.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.3%
Industrials	15.1
Consumer Discretionary	13.2
Health Care	11.3
Consumer Staples	6.9
Energy	4.2
Financials	4.2
Materials	3.9
Utilities	2.9
Telecommunication Services	1.8
Short-Term Investment	13.2

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	23.8%
Industrials	19.9
Consumer Discretionary	15.1
Health Care	12.0
Consumer Staples	9.1
Financials	5.8
Energy	5.1
Materials	4.1
Utilities	3.2
Telecommunication Services	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		(0.40)%	0.33%	0.25%
With Sales Charge*		(5.64)	(0.75)	(0.29)
CLASS C SHARES	May 23, 2003
Without CDSC		(0.96)	(0.32)	(0.45)
With CDSC**		(1.96)	(0.32)	(0.45)
SELECT CLASS SHARES	May 23, 2003	(0.20)	0.57	0.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2015 to June 30, 2015. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.36%
Russell 3000 Value Index	3.86%

Net Assets as of 6/30/2015 (In Thousands)	$11,294,507

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s underweight position and security selection in the energy sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and security selection in the financial services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Chevron Corp. and its overweight positions in Valeant Pharmaceuticals International Inc. and Aetna Inc. Shares of Chevron, an integrated energy producer not held by the Fund, fell amid continued weakness in global energy prices. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Aetna, a health insurer, rose after the company raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Consol Energy Inc. and Southwestern Energy Co. and its underweight position in JPMorgan Chase & Co. Shares of both Consol Energy and Southwestern Energy, oil and gas exploration and production companies, fell amid continued weakness in global energy prices. Shares of J.P Morgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position continued to be in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities.

The Fund’s largest underweight position was in the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.8%
2.	Exxon Mobil Corp.	2.2
3.	Pfizer, Inc.	2.1
4.	Capital One Financial Corp.	2.0
5.	Bank of America Corp.	1.8
6.	Johnson & Johnson	1.6
7.	Loews Corp.	1.6
8.	American International Group, Inc.	1.6
9.	Kohl’s Corp.	1.5
10.	Merck & Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.8%
Consumer Discretionary	14.7
Health Care	8.8
Industrials	7.4
Energy	7.2
Utilities	5.4
Consumer Staples	4.8
Information Technology	4.6
Materials	3.7
Telecommunication Services	1.5
Short-Term Investment	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
Without Sales Charge		5.78%	16.69%	9.36%
With Sales Charge*		0.21	15.44	8.77
CLASS C SHARES	February 28, 2005
Without CDSC		5.26	16.11	8.82
With CDSC**		4.26	16.11	8.82
INSTITUTIONAL CLASS SHARES	February 28, 2005	6.36	17.28	9.86
SELECT CLASS SHARES	February 28, 2005	6.05	16.98	9.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 16.4%
	Automobiles — 1.1%
220	Tesla Motors, Inc. (a)	58,937

	Hotels, Restaurants & Leisure — 2.3%
1,858	Hilton Worldwide Holdings, Inc. (a)	51,182
1,246	Starbucks Corp.	66,826

		118,008

	Household Durables — 1.2%
336	Mohawk Industries, Inc. (a)	64,047

	Internet & Catalog Retail — 6.0%
277	Amazon.com, Inc. (a)	120,417
133	Netflix, Inc. (a)	87,373
57	Priceline Group, Inc. (The) (a)	65,052
988	Wayfair, Inc., Class A (a)	37,188

		310,030

	Multiline Retail — 0.8%
518	Dollar General Corp.	40,293

	Specialty Retail — 4.4%
1,044	GameStop Corp., Class A	44,842
859	Home Depot, Inc. (The)	95,416
405	Ulta Salon Cosmetics & Fragrance, Inc. (a)	62,521
662	Urban Outfitters, Inc. (a)	23,177

		225,956

	Textiles, Apparel & Luxury Goods — 0.6%
1,146	Wolverine World Wide, Inc.	32,632

	Total Consumer Discretionary	849,903

	Consumer Staples — 1.7%
	Beverages — 0.9%
347	Monster Beverage Corp. (a)	46,492

	Food & Staples Retailing — 0.8%
1,542	Sprouts Farmers Market, Inc. (a)	41,592

	Total Consumer Staples	88,084

	Energy — 2.6%
	Energy Equipment & Services — 0.4%
284	Dril-Quip, Inc. (a)	21,363

	Oil, Gas & Consumable Fuels — 2.2%
582	Concho Resources, Inc. (a)	66,244
920	Range Resources Corp.	45,440

		111,684

	Total Energy	133,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 9.2%
	Banks — 2.0%
872	East West Bancorp, Inc.	39,088
437	Signature Bank (a)	63,928

		103,016

	Capital Markets — 3.5%
321	Affiliated Managers Group, Inc. (a)	70,214
1,069	Lazard Ltd., (Bermuda), Class A	60,132
1,480	TD Ameritrade Holding Corp.	54,486

		184,832

	Diversified Financial Services — 1.5%
757	McGraw Hill Financial, Inc.	76,071

	Insurance — 0.5%
376	AmTrust Financial Services, Inc.	24,608

	Real Estate Management & Development — 1.7%
2,375	CBRE Group, Inc., Class A (a)	87,886

	Total Financials	476,413

	Health Care — 20.8%
	Biotechnology — 8.6%
284	Alexion Pharmaceuticals, Inc. (a)	51,303
725	Celgene Corp. (a)	83,908
1,237	Gilead Sciences, Inc.	144,769
393	Kite Pharma, Inc. (a)	23,967
203	Regeneron Pharmaceuticals, Inc. (a)	103,352
311	Vertex Pharmaceuticals, Inc. (a)	38,427

		445,726

	Health Care Equipment & Supplies — 0.4%
1,566	Novadaq Technologies, Inc., (Canada) (a)	18,968

	Health Care Providers & Services — 7.1%
811	Acadia Healthcare Co., Inc. (a)	63,549
1,056	Envision Healthcare Holdings, Inc. (a)	41,703
364	Humana, Inc. (m)	69,530
277	McKesson Corp.	62,228
1,079	UnitedHealth Group, Inc.	131,650

		368,660

	Health Care Technology — 0.7%
1,245	Veeva Systems, Inc., Class A (a)	34,900

	Life Sciences Tools & Services — 1.9%
703	Fluidigm Corp. (a)	17,008
388	Illumina, Inc. (a)	84,811

		101,819

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 2.1%
487	Valeant Pharmaceuticals International, Inc. (a)	108,187

	Total Health Care	1,078,260

	Industrials — 11.1%
	Airlines — 1.0%
1,304	Delta Air Lines, Inc.	53,581

	Building Products — 2.6%
285	Advanced Drainage Systems, Inc.	8,354
922	Fortune Brands Home & Security, Inc.	42,265
386	Lennox International, Inc.	41,568
833	Trex Co., Inc. (a)	41,160

		133,347

	Electrical Equipment — 2.0%
581	Acuity Brands, Inc.	104,586

	Industrial Conglomerates — 1.4%
750	Carlisle Cos., Inc.	75,100

	Machinery — 1.2%
488	Pall Corp.	60,669

	Road & Rail — 0.6%
441	Old Dominion Freight Line, Inc. (a)	30,265

	Trading Companies & Distributors — 2.3%
1,788	HD Supply Holdings, Inc. (a)	62,913
557	Rush Enterprises, Inc., Class A (a)	14,604
343	Watsco, Inc.	42,418

		119,935

	Total Industrials	577,483

	Information Technology — 30.9%
	Communications Equipment — 1.6%
574	Arista Networks, Inc. (a)	46,911
219	Palo Alto Networks, Inc. (a)	38,329

		85,240

	Electronic Equipment, Instruments & Components — 1.0%
907	Amphenol Corp., Class A	52,579

	Internet Software & Services — 8.1%
232	CoStar Group, Inc. (a)	46,632
664	Dealertrack Technologies, Inc. (a)	41,680
2,256	Facebook, Inc., Class A (a)	193,469
268	Google, Inc., Class C (a)	139,343

		421,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.7%
239	Alliance Data Systems Corp. (a)	69,803
497	Gartner, Inc. (a)	42,590
1,176	MasterCard, Inc., Class A	109,932
1,145	VeriFone Systems, Inc. (a)	38,898
1,285	Visa, Inc., Class A	86,254

		347,477

	Semiconductors & Semiconductor Equipment — 3.5%
467	Avago Technologies Ltd., (Singapore)	62,052
462	Lam Research Corp.	37,608
843	NXP Semiconductors N.V., (Netherlands) (a)	82,753

		182,413

	Software — 5.6%
705	Adobe Systems, Inc. (a)	57,112
747	Electronic Arts, Inc. (a)	49,682
823	Guidewire Software, Inc. (a)	43,551
1,162	Microsoft Corp.	51,289
601	Mobileye N.V., (Israel) (a)	31,976
437	ServiceNow, Inc. (a)	32,481
291	Workday, Inc., Class A (a)	22,191

		288,282

	Technology Hardware, Storage & Peripherals — 4.4%
1,605	Apple, Inc. (m)	201,276
953	Nimble Storage, Inc. (a)	26,744

		228,020

	Total Information Technology	1,605,135

	Materials — 4.5%
	Chemicals — 3.9%
416	Air Products & Chemicals, Inc. (m)	56,976
636	PPG Industries, Inc.	72,927
263	Sherwin-Williams Co. (The)	72,413

		202,316

	Construction Materials — 0.6%
433	Eagle Materials, Inc.	33,021

	Total Materials	235,337

	Total Common Stocks (Cost $3,612,927)	5,043,662

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
205,478	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $205,478)	205,478

	Total Investments — 101.2% (Cost $3,818,405)	5,249,140
	Liabilities in Excess of Other Assets — (1.2)%	(60,860)

	NET ASSETS — 100.0%	$5,188,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Consumer Discretionary — 18.9%
	Automobiles — 0.9%
249	Harley-Davidson, Inc.	14,005
58	Tesla Motors, Inc. (a)	15,586

		29,591

	Distributors — 0.3%
118	Genuine Parts Co.	10,592

	Hotels, Restaurants & Leisure — 2.1%
911	Hilton Worldwide Holdings, Inc. (a)	25,109
131	Marriott International, Inc., Class A	9,752
399	Norwegian Cruise Line Holdings Ltd. (a)	22,348
153	Starwood Hotels & Resorts Worldwide, Inc.	12,412

		69,621

	Household Durables — 2.8%
345	Jarden Corp. (a)	17,842
309	Mohawk Industries, Inc. (a)	58,897
389	Toll Brothers, Inc. (a)	14,863

		91,602

	Internet & Catalog Retail — 1.6%
190	Expedia, Inc.	20,732
34	Netflix, Inc. (a)	22,533
107	TripAdvisor, Inc. (a)	9,315

		52,580

	Media — 1.6%
194	CBS Corp. (Non-Voting), Class B	10,791
262	DISH Network Corp., Class A (a)	17,713
195	Gannett Co., Inc. (a)	2,723
389	TEGNA, Inc.	12,485
354	Time, Inc.	8,138

		51,850

	Multiline Retail — 2.5%
368	Big Lots, Inc.	16,539
309	Dollar General Corp.	23,993
447	Kohl’s Corp.	27,962
183	Nordstrom, Inc.	13,654

		82,148

	Specialty Retail — 5.8%
28	AutoZone, Inc. (a)	18,767
272	Bed Bath & Beyond, Inc. (a)	18,750
518	Best Buy Co., Inc.	16,879
387	GameStop Corp., Class A	16,643
516	Gap, Inc. (The)	19,698
312	GNC Holdings, Inc., Class A	13,860
207	Tiffany & Co.	18,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
151	Tractor Supply Co.	13,608
158	Ulta Salon Cosmetics & Fragrance, Inc. (a)	24,434
461	Urban Outfitters, Inc. (a)	16,150
165	Williams-Sonoma, Inc.	13,548

		191,307

	Textiles, Apparel & Luxury Goods — 1.3%
394	Gildan Activewear, Inc., (Canada)	13,109
131	PVH Corp.	15,100
70	Ralph Lauren Corp.	9,245
105	V.F. Corp.	7,339

		44,793

	Total Consumer Discretionary	624,084

	Consumer Staples — 4.2%
	Beverages — 1.6%
109	Constellation Brands, Inc., Class A	12,685
187	Dr. Pepper Snapple Group, Inc.	13,607
207	Monster Beverage Corp. (a)	27,796

		54,088

	Food & Staples Retailing — 1.7%
310	Kroger Co. (The)	22,472
1,977	Rite Aid Corp. (a)	16,509
576	Sprouts Farmers Market, Inc. (a)	15,541

		54,522

	Food Products — 0.4%
150	Hershey Co. (The)	13,353

	Household Products — 0.5%
130	Energizer Holdings, Inc.	17,159
13	Energizer SpinCo, Inc. (a) (w)	450

		17,609

	Total Consumer Staples	139,572

	Energy — 3.6%
	Energy Equipment & Services — 0.3%
132	Dril-Quip, Inc. (a)	9,963

	Oil, Gas & Consumable Fuels — 3.3%
202	Concho Resources, Inc. (a)	23,045
390	Energen Corp.	26,624
267	EQT Corp.	21,724
278	PBF Energy, Inc., Class A	7,888
283	Range Resources Corp.	13,950
731	Southwestern Energy Co. (a)	16,615

		109,846

	Total Energy	119,809

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 20.4%
	Banks — 4.5%
442	Citizens Financial Group, Inc.	12,079
126	City National Corp.	11,378
392	East West Bancorp, Inc.	17,570
1,083	Fifth Third Bancorp	22,556
175	First Republic Bank	11,033
550	Huntington Bancshares, Inc.	6,223
136	M&T Bank Corp.	17,025
157	Signature Bank (a)	22,939
515	SunTrust Banks, Inc.	22,155
168	Zions Bancorporation	5,346

		148,304

	Capital Markets — 4.4%
126	Affiliated Managers Group, Inc. (a)	27,609
164	Ameriprise Financial, Inc.	20,429
381	Invesco Ltd.	14,292
411	Lazard Ltd., (Bermuda), Class A	23,092
169	Legg Mason, Inc.	8,727
152	Northern Trust Corp.	11,628
225	T. Rowe Price Group, Inc.	17,479
636	TD Ameritrade Holding Corp.	23,429

		146,685

	Consumer Finance — 0.4%
534	Ally Financial, Inc. (a)	11,972

	Diversified Financial Services — 1.4%
281	McGraw Hill Financial, Inc.	28,196
169	Moody’s Corp.	18,278

		46,474

	Insurance — 4.4%
22	Alleghany Corp. (a)	10,465
148	Chubb Corp. (The)	14,118
441	Hartford Financial Services Group, Inc. (The)	18,347
636	Loews Corp.	24,491
392	Marsh & McLennan Cos., Inc.	22,205
500	Old Republic International Corp.	7,815
278	Progressive Corp. (The)	7,745
430	Unum Group	15,371
169	W.R. Berkley Corp.	8,780
459	XL Group plc, (Ireland)	17,066

		146,403

	Real Estate Investment Trusts (REITs) — 4.0%
273	American Campus Communities, Inc.	10,288
105	AvalonBay Communities, Inc.	16,739

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
80	Boston Properties, Inc.	9,704
549	Brixmor Property Group, Inc.	12,691
535	General Growth Properties, Inc.	13,720
695	Kimco Realty Corp.	15,667
286	Outfront Media, Inc.	7,220
370	Rayonier, Inc.	9,444
159	Regency Centers Corp.	9,362
171	Vornado Realty Trust	16,274
387	Weyerhaeuser Co.	12,202

		133,311

	Real Estate Management & Development — 1.1%
947	CBRE Group, Inc., Class A (a)	35,050

	Thrifts & Mortgage Finance — 0.2%
602	Hudson City Bancorp, Inc.	5,949

	Total Financials	674,148

	Health Care — 11.5%
	Biotechnology — 1.4%
98	BioMarin Pharmaceutical, Inc. (a)	13,377
41	Intercept Pharmaceuticals, Inc. (a)	9,993
66	Receptos, Inc. (a)	12,467
99	Vertex Pharmaceuticals, Inc. (a)	12,225

		48,062

	Health Care Equipment & Supplies — 0.9%
248	Insulet Corp. (a)	7,675
219	Sirona Dental Systems, Inc. (a)	21,992

		29,667

	Health Care Providers & Services — 6.3%
287	Acadia Healthcare Co., Inc. (a)	22,442
169	AmerisourceBergen Corp.	17,955
865	Brookdale Senior Living, Inc. (a)	30,007
176	Cigna Corp.	28,498
635	Envision Healthcare Holdings, Inc. (a)	25,082
78	Henry Schein, Inc. (a)	11,071
254	Humana, Inc.	48,626
355	Premier, Inc., Class A (a)	13,642
67	Universal Health Services, Inc., Class B	9,585

		206,908

	Health Care Technology — 0.4%
125	Inovalon Holdings, Inc., Class A (a)	3,482
420	Veeva Systems, Inc., Class A (a)	11,777

		15,259

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 0.8%
117	Illumina, Inc. (a)	25,457

	Pharmaceuticals — 1.7%
404	Horizon Pharma plc, (Ireland) (a)	14,031
103	Jazz Pharmaceuticals plc, (Ireland) (a)	18,118
44	Perrigo Co. plc, (Ireland)	8,169
67	Valeant Pharmaceuticals International, Inc. (a)	14,840

		55,158

	Total Health Care	380,511

	Industrials — 12.6%
	Airlines — 0.9%
684	Delta Air Lines, Inc.	28,090

	Building Products — 1.9%
270	A.O. Smith Corp.	19,442
618	Fortune Brands Home & Security, Inc.	28,307
146	Lennox International, Inc.	15,701

		63,450

	Commercial Services & Supplies — 0.9%
126	Stericycle, Inc. (a)	16,813
255	Waste Connections, Inc.	12,016

		28,829

	Electrical Equipment — 2.6%
215	Acuity Brands, Inc.	38,660
291	AMETEK, Inc.	15,944
178	Hubbell, Inc., Class B	19,299
167	Regal Beloit Corp.	12,087

		85,990

	Industrial Conglomerates — 1.4%
475	Carlisle Cos., Inc.	47,564

	Machinery — 2.6%
226	IDEX Corp.	17,760
160	Middleby Corp. (The) (a)	17,957
201	Pall Corp.	25,016
313	Rexnord Corp. (a)	7,492
99	Snap-on, Inc.	15,761

		83,986

	Professional Services — 0.5%
184	Equifax, Inc.	17,905

	Trading Companies & Distributors — 1.8%
655	HD Supply Holdings, Inc. (a)	23,053
252	MSC Industrial Direct Co., Inc., Class A	17,596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
156	Watsco, Inc.	19,322

		59,971

	Total Industrials	415,785

	Information Technology — 16.8%
	Communications Equipment — 2.3%
194	Arista Networks, Inc. (a)	15,890
631	Ciena Corp. (a)	14,937
341	CommScope Holding Co., Inc. (a)	10,413
213	Harris Corp.	16,413
105	Palo Alto Networks, Inc. (a)	18,326

		75,979

	Electronic Equipment, Instruments & Components — 2.7%
754	Amphenol Corp., Class A	43,728
433	Arrow Electronics, Inc. (a)	24,161
238	Fitbit, Inc., Class A (a)	9,099
109	Zebra Technologies Corp., Class A (a)	12,071

		89,059

	Internet Software & Services — 1.2%
108	CoStar Group, Inc. (a)	21,796
246	Dealertrack Technologies, Inc. (a)	15,434
258	Pandora Media, Inc. (a)	4,015

		41,245

	IT Services — 2.9%
105	Alliance Data Systems Corp. (a)	30,741
210	Gartner, Inc. (a)	18,040
398	Jack Henry & Associates, Inc.	25,765
585	VeriFone Systems, Inc. (a)	19,873

		94,419

	Semiconductors & Semiconductor Equipment — 3.7%
242	Analog Devices, Inc.	15,556
946	Applied Materials, Inc.	18,184
122	Avago Technologies Ltd., (Singapore)	16,257
110	KLA-Tencor Corp.	6,170
208	Lam Research Corp.	16,896
316	NXP Semiconductors N.V., (Netherlands) (a)	31,031
433	Xilinx, Inc.	19,104

		123,198

	Software — 4.0%
70	Autodesk, Inc. (a)	3,505
390	Electronic Arts, Inc. (a)	25,922
314	Guidewire Software, Inc. (a)	16,641
291	Mobileye N.V., (Israel) (a)	15,483

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
104	NetSuite, Inc. (a)	9,560
200	ServiceNow, Inc. (a)	14,884
457	Synopsys, Inc. (a)	23,152
102	Tableau Software, Inc., Class A (a)	11,715
146	Workday, Inc., Class A (a)	11,168

		132,030

	Total Information Technology	555,930

	Materials — 4.3%
	Chemicals — 2.4%
187	Airgas, Inc.	19,830
172	Albemarle Corp.	9,530
182	Sherwin-Williams Co. (The)	50,178

		79,538

	Construction Materials — 0.5%
208	Eagle Materials, Inc.	15,892

	Containers & Packaging — 1.4%
191	Ball Corp.	13,393
202	Rock-Tenn Co., Class A	12,170
356	Silgan Holdings, Inc.	18,758

		44,321

	Total Materials	139,751

	Utilities — 4.3%
	Electric Utilities — 1.3%
229	Edison International	12,752
447	Westar Energy, Inc.	15,303
495	Xcel Energy, Inc.	15,927

		43,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
172	National Fuel Gas Co.	10,114
906	Questar Corp.	18,939

		29,053

	Multi-Utilities — 2.1%
1,073	CenterPoint Energy, Inc.	20,422
480	CMS Energy Corp.	15,289
202	NiSource, Inc.	9,225
112	Sempra Energy	11,070
283	WEC Energy Group, Inc.	12,726

		68,732

	Total Utilities	141,767

	Total Common Stocks (Cost $2,359,100)	3,191,357

Short-Term Investment — 3.1%
	Investment Company — 3.1%
102,329	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $102,329)	102,329

	Total Investments — 99.7% (Cost $2,461,429)	3,293,686
	Other Assets in Excess of Liabilities — 0.3%	9,607

	NET ASSETS — 100.0%	$3,303,293

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Consumer Discretionary — 19.0%
	Automobiles — 1.8%
450	Harley-Davidson, Inc.	25,341
105	Tesla Motors, Inc. (a)	28,194

		53,535

	Hotels, Restaurants & Leisure — 2.9%
1,683	Hilton Worldwide Holdings, Inc. (a)	46,367
737	Norwegian Cruise Line Holdings Ltd. (a)	41,290

		87,657

	Household Durables — 2.8%
308	Mohawk Industries, Inc. (a)	58,797
721	Toll Brothers, Inc. (a)	27,531

		86,328

	Internet & Catalog Retail — 1.9%
62	Netflix, Inc. (a)	40,796
199	TripAdvisor, Inc. (a)	17,324

		58,120

	Multiline Retail — 2.4%
680	Big Lots, Inc.	30,607
569	Dollar General Corp.	44,203

		74,810

	Specialty Retail — 5.9%
717	GameStop Corp., Class A	30,802
577	GNC Holdings, Inc., Class A	25,683
280	Tractor Supply Co.	25,210
292	Ulta Salon Cosmetics & Fragrance, Inc. (a)	45,130
854	Urban Outfitters, Inc. (a)	29,894
305	Williams-Sonoma, Inc.	25,117

		181,836

	Textiles, Apparel & Luxury Goods — 1.3%
731	Gildan Activewear, Inc., (Canada)	24,304
127	Ralph Lauren Corp.	16,816

		41,120

	Total Consumer Discretionary	583,406

	Consumer Staples — 2.6%
	Beverages — 1.7%
383	Monster Beverage Corp. (a)	51,316

	Food & Staples Retailing — 0.9%
1,067	Sprouts Farmers Market, Inc. (a)	28,774

	Total Consumer Staples	80,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.8%
	Energy Equipment & Services — 0.6%
241	Dril-Quip, Inc. (a)	18,105

	Oil, Gas & Consumable Fuels — 2.2%
366	Concho Resources, Inc. (a)	41,707
511	Range Resources Corp.	25,243

		66,950

	Total Energy	85,055

	Financials — 11.6%
	Banks — 2.2%
584	East West Bancorp, Inc.	26,161
285	Signature Bank (a)	41,692

		67,853

	Capital Markets — 4.5%
233	Affiliated Managers Group, Inc. (a)	50,890
758	Lazard Ltd., (Bermuda), Class A	42,628
1,175	TD Ameritrade Holding Corp.	43,274

		136,792

	Diversified Financial Services — 2.8%
518	McGraw Hill Financial, Inc. (m)	52,033
313	Moody’s Corp.	33,803

		85,836

	Real Estate Management & Development — 2.1%
1,747	CBRE Group, Inc., Class A (a)	64,647

	Total Financials	355,128

	Health Care — 16.5%
	Biotechnology — 2.9%
181	BioMarin Pharmaceutical, Inc. (a)	24,798
77	Intercept Pharmaceuticals, Inc. (a)	18,538
122	Receptos, Inc. (a)	23,129
179	Vertex Pharmaceuticals, Inc. (a)	22,140

		88,605

	Health Care Equipment & Supplies — 1.8%
442	Insulet Corp. (a)	13,695
405	Sirona Dental Systems, Inc. (a)	40,640

		54,335

	Health Care Providers & Services — 6.1%
529	Acadia Healthcare Co., Inc. (a)	41,468
900	Brookdale Senior Living, Inc. (a)	31,223
1,173	Envision Healthcare Holdings, Inc. (a)	46,318
226	Humana, Inc. (m)	43,214
658	Premier, Inc., Class A (a)	25,295

		187,518

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Technology — 0.9%
230	Inovalon Holdings, Inc., Class A (a)	6,428
779	Veeva Systems, Inc., Class A (a)	21,828

		28,256

	Life Sciences Tools & Services — 1.5%
211	Illumina, Inc. (a)	46,074

	Pharmaceuticals — 3.3%
749	Horizon Pharma plc, (Ireland) (a)	26,010
190	Jazz Pharmaceuticals plc, (Ireland) (a)	33,506
82	Perrigo Co. plc, (Ireland)	15,211
124	Valeant Pharmaceuticals International, Inc. (a)	27,480

		102,207

	Total Health Care	506,995

	Industrials — 15.6%
	Airlines — 1.7%
1,262	Delta Air Lines, Inc.	51,843

	Building Products — 3.1%
499	A.O. Smith Corp.	35,947
650	Fortune Brands Home & Security, Inc.	29,797
270	Lennox International, Inc.	29,065

		94,809

	Commercial Services & Supplies — 1.7%
232	Stericycle, Inc. (a)	31,130
473	Waste Connections, Inc.	22,293

		53,423

	Electrical Equipment — 2.3%
396	Acuity Brands, Inc.	71,272

	Industrial Conglomerates — 1.7%
508	Carlisle Cos., Inc.	50,901

	Machinery — 2.6%
296	Middleby Corp. (The) (a)	33,209
363	Pall Corp.	45,225

		78,434

	Trading Companies & Distributors — 2.5%
1,211	HD Supply Holdings, Inc. (a)	42,592
288	Watsco, Inc.	35,588

		78,180

	Total Industrials	478,862

	Information Technology — 25.0%
	Communications Equipment — 4.0%
360	Arista Networks, Inc. (a)	29,410
1,168	Ciena Corp. (a)	27,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
394	Harris Corp. (m)	30,295
194	Palo Alto Networks, Inc. (a)	33,909

		121,275

	Electronic Equipment, Instruments & Components — 2.9%
857	Amphenol Corp., Class A	49,680
427	Fitbit, Inc., Class A (a)	16,332
202	Zebra Technologies Corp., Class A (a)	22,388

		88,400

	Internet Software & Services — 2.5%
200	CoStar Group, Inc. (a)	40,292
441	Dealertrack Technologies, Inc. (a)	27,659
474	Pandora Media, Inc. (a)	7,367

		75,318

	IT Services — 4.1%
194	Alliance Data Systems Corp. (a)	56,724
389	Gartner, Inc. (a)	33,377
1,082	VeriFone Systems, Inc. (a)	36,738

		126,839

	Semiconductors & Semiconductor Equipment — 4.9%
1,750	Applied Materials, Inc.	33,631
221	Avago Technologies Ltd., (Singapore)	29,417
376	Lam Research Corp. (m)	30,579
583	NXP Semiconductors N.V., (Netherlands) (a)	57,251

		150,878

	Software — 6.6%
127	Autodesk, Inc. (a)	6,359
720	Electronic Arts, Inc. (a) (m)	47,867
583	Guidewire Software, Inc. (a)	30,874
539	Mobileye N.V., (Israel) (a)	28,664
194	NetSuite, Inc. (a)	17,781
371	ServiceNow, Inc. (a)	27,554
189	Tableau Software, Inc., Class A (a)	21,746
271	Workday, Inc., Class A (a)	20,725

		201,570

	Total Information Technology	764,280

	Materials — 3.3%
	Chemicals — 2.3%
259	Sherwin-Williams Co. (The)	71,230

	Construction Materials — 1.0%
386	Eagle Materials, Inc.	29,425

	Total Materials	100,655

	Total Common Stocks (Cost $2,166,064)	2,954,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.5%
	Investment Company — 4.5%
136,866	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $136,866)	136,866

	Total Investments — 100.9% (Cost $2,302,930)	3,091,337
	Liabilities in Excess of Other Assets — (0.9)%	(28,811)

	NET ASSETS — 100.0%	$3,062,526

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 18.8%
	Distributors — 0.6%
1,143	Genuine Parts Co.	102,338

	Hotels, Restaurants & Leisure — 1.4%
1,274	Marriott International, Inc., Class A	94,738
1,487	Starwood Hotels & Resorts Worldwide, Inc.	120,610

		215,348

	Household Durables — 2.7%
3,377	Jarden Corp. (a)	174,770
1,370	Mohawk Industries, Inc. (a)	261,509

		436,279

	Internet & Catalog Retail — 1.3%
1,946	Expedia, Inc.	212,814

	Media — 3.3%
1,867	CBS Corp. (Non-Voting), Class B	103,624
2,521	DISH Network Corp., Class A (a)	170,693
2,171	Gannett Co., Inc. (a)	30,370
4,342	TEGNA, Inc.	139,235
3,340	Time, Inc.	76,843

		520,765

	Multiline Retail — 2.5%
4,288	Kohl’s Corp.	268,460
1,774	Nordstrom, Inc.	132,185

		400,645

	Specialty Retail — 5.6%
268	AutoZone, Inc. (a)	178,481
2,641	Bed Bath & Beyond, Inc. (a)	182,191
5,053	Best Buy Co., Inc.	164,794
4,933	Gap, Inc. (The)	188,309
1,978	Tiffany & Co.	181,562

		895,337

	Textiles, Apparel & Luxury Goods — 1.4%
1,245	PVH Corp.	143,435
1,067	V.F. Corp.	74,439

		217,874

	Total Consumer Discretionary	3,001,400

	Consumer Staples — 5.7%
	Beverages — 1.6%
1,061	Constellation Brands, Inc., Class A	123,067
1,886	Dr. Pepper Snapple Group, Inc.	137,516

		260,583

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.2%
3,007	Kroger Co. (The)	218,016
15,560	Rite Aid Corp. (a)	129,926

		347,942

	Food Products — 0.8%
1,448	Hershey Co. (The)	128,600

	Household Products — 1.1%
1,262	Energizer Holdings, Inc.	165,979
130	Energizer SpinCo, Inc. (a) (w)	4,410

		170,389

	Total Consumer Staples	907,514

	Energy — 4.0%
	Oil, Gas & Consumable Fuels — 4.0%
3,791	Energen Corp.	258,952
2,596	EQT Corp.	211,159
2,622	PBF Energy, Inc., Class A	74,513
3,820	Southwestern Energy Co. (a)	86,825

	Total Energy	631,449

	Financials — 29.6%
	Banks — 7.1%
4,319	Citizens Financial Group, Inc.	117,962
1,324	City National Corp.	119,647
11,271	Fifth Third Bancorp	234,666
1,965	First Republic Bank	123,872
5,177	Huntington Bancshares, Inc.	58,551
1,674	M&T Bank Corp.	209,128
5,028	SunTrust Banks, Inc.	216,321
1,631	Zions Bancorporation	51,746

		1,131,893

	Capital Markets — 4.6%
1,655	Ameriprise Financial, Inc.	206,757
3,935	Invesco Ltd.	147,534
1,751	Legg Mason, Inc.	90,223
1,450	Northern Trust Corp.	110,892
2,309	T. Rowe Price Group, Inc.	179,514

		734,920

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	112,042

	Insurance — 8.8%
214	Alleghany Corp. (a)	100,285
1,449	Chubb Corp. (The)	137,880
4,279	Hartford Financial Services Group, Inc. (The)	177,866
6,215	Loews Corp.	239,342

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
3,701	Marsh & McLennan Cos., Inc.	209,849
4,727	Old Republic International Corp.	73,877
2,582	Progressive Corp. (The)	71,865
4,150	Unum Group	148,360
1,610	W.R. Berkley Corp.	83,627
4,448	XL Group plc, (Ireland)	165,465

		1,408,416

	Real Estate Investment Trusts (REITs) — 8.0%
2,601	American Campus Communities, Inc.	98,045
1,007	AvalonBay Communities, Inc.	161,043
763	Boston Properties, Inc.	92,295
5,251	Brixmor Property Group, Inc.	121,460
5,105	General Growth Properties, Inc.	130,989
6,696	Kimco Realty Corp.	150,919
2,720	Outfront Media, Inc.	68,663
3,520	Rayonier, Inc.	89,937
1,517	Regency Centers Corp.	89,470
1,636	Vornado Realty Trust	155,278
3,727	Weyerhaeuser Co.	117,400

		1,275,499

	Thrifts & Mortgage Finance — 0.4%
6,261	Hudson City Bancorp, Inc.	61,860

	Total Financials	4,724,630

	Health Care — 6.5%
	Health Care Providers & Services — 6.5%
1,747	AmerisourceBergen Corp.	185,726
3,627	Brookdale Senior Living, Inc. (a)	125,859
1,709	Cigna Corp.	276,815
727	Henry Schein, Inc. (a)	103,358
1,353	Humana, Inc.	258,893
639	Universal Health Services, Inc., Class B	90,774

	Total Health Care	1,041,425

	Industrials — 9.4%
	Building Products — 0.7%
2,564	Fortune Brands Home & Security, Inc.	117,472

	Electrical Equipment — 2.8%
2,818	AMETEK, Inc.	154,355
1,705	Hubbell, Inc., Class B	184,580
1,578	Regal Beloit Corp.	114,530

		453,465

	Industrial Conglomerates — 1.2%
1,939	Carlisle Cos., Inc.	194,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
2,179	IDEX Corp.	171,205
2,958	Rexnord Corp. (a)	70,715
954	Snap-on, Inc.	151,852

		393,772

	Professional Services — 1.1%
1,782	Equifax, Inc.	173,033

	Trading Companies & Distributors — 1.1%
2,433	MSC Industrial Direct Co., Inc., Class A	169,764

	Total Industrials	1,501,620

	Information Technology — 8.5%
	Communications Equipment — 0.6%
3,270	CommScope Holding Co., Inc. (a)	99,760

	Electronic Equipment, Instruments & Components — 2.5%
2,766	Amphenol Corp., Class A	160,320
4,182	Arrow Electronics, Inc. (a)	233,341

		393,661

	IT Services — 1.5%
3,796	Jack Henry & Associates, Inc.	245,631

	Semiconductors & Semiconductor Equipment — 2.5%
2,489	Analog Devices, Inc.	159,732
1,141	KLA-Tencor Corp.	64,114
4,064	Xilinx, Inc.	179,459

		403,305

	Software — 1.4%
4,377	Synopsys, Inc. (a)	221,698

	Total Information Technology	1,364,055

	Materials — 5.1%
	Chemicals — 2.4%
1,813	Airgas, Inc.	191,794
1,638	Albemarle Corp.	90,554
401	Sherwin-Williams Co. (The)	110,172

		392,520

	Containers & Packaging — 2.7%
1,815	Ball Corp.	127,340
1,963	Rock-Tenn Co., Class A	118,144
3,450	Silgan Holdings, Inc.	182,012

		427,496

	Total Materials	820,016

	Utilities — 8.6%
	Electric Utilities — 2.7%
2,239	Edison International	124,436

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
4,302	Westar Energy, Inc.	147,230
4,756	Xcel Energy, Inc.	153,037

		424,703

	Gas Utilities — 1.7%
1,628	National Fuel Gas Co.	95,845
8,852	Questar Corp.	185,090

		280,935

	Multi-Utilities — 4.2%
10,427	CenterPoint Energy, Inc.	198,421
4,664	CMS Energy Corp.	148,495
1,974	NiSource, Inc.	89,986
1,094	Sempra Energy	108,221
2,698	WEC Energy Group, Inc.	121,333

		666,456

	Total Utilities	1,372,094

	Total Common Stocks (Cost $10,059,772)	15,364,203

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
648,674	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $648,674)	648,674

	Total Investments — 100.3% (Cost $10,708,446)	16,012,877
	Liabilities in Excess of Other Assets — (0.3)%	(53,804)

	NET ASSETS — 100.0%	$15,959,073

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.7% (j)
Common Stocks — 87.4%
	Consumer Discretionary — 13.3%
	Auto Components — 0.4%
54	Dana Holding Corp.	1,102

	Diversified Consumer Services — 1.2%
63	Apollo Education Group, Inc. (a)	811
78	ServiceMaster Global Holdings, Inc. (a)	2,837

		3,648

	Hotels, Restaurants & Leisure — 2.0%
40	Darden Restaurants, Inc.	2,856
39	Restaurant Brands International, Inc., (Canada)	1,476
14	Vail Resorts, Inc.	1,523

		5,855

	Household Durables — 1.0%
1	NVR, Inc. (a)	737
46	PulteGroup, Inc.	925
36	Toll Brothers, Inc. (a)	1,391

		3,053

	Internet & Catalog Retail — 0.9%
94	Liberty Interactive Corp. QVC Group, Class A (a)	2,613

	Media — 2.1%
16	John Wiley & Sons, Inc., Class A	872
64	Live Nation Entertainment, Inc. (a)	1,764
6	Regal Entertainment Group, Class A	127
379	Sirius XM Holdings, Inc. (a)	1,413
19	Time Warner, Inc.	1,685
8	Time, Inc.	185

		6,046

	Multiline Retail — 2.1%
18	Dillard’s, Inc., Class A	1,881
20	Macy’s, Inc.	1,316
35	Target Corp.	2,855

		6,052

	Specialty Retail — 2.7%
74	Best Buy Co., Inc.	2,405
42	Lowe’s Cos., Inc.	2,844
164	Staples, Inc.	2,505

		7,754

	Textiles, Apparel & Luxury Goods — 0.9%
5	Carter’s, Inc.	547
29	Deckers Outdoor Corp. (a)	2,107

		2,654

	Total Consumer Discretionary	38,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.9%
	Beverages — 0.9%
39	Molson Coors Brewing Co., Class B	2,730

	Food & Staples Retailing — 1.2%
37	Kroger Co. (The)	2,718
9	Walgreens Boots Alliance, Inc.	766

		3,484

	Food Products — 3.4%
60	Archer-Daniels-Midland Co.	2,880
31	Bunge Ltd.	2,685
30	Ingredion, Inc.	2,368
90	Pilgrim’s Pride Corp.	2,063

		9,996

	Household Products — 0.9%
20	Edgewell Personal Care Co.	2,635

	Personal Products — 0.3%
14	Herbalife Ltd. (a)	753

	Tobacco — 0.2%
7	Reynolds American, Inc.	503

	Total Consumer Staples	20,101

	Energy — 4.2%
	Energy Equipment & Services — 1.2%
39	Cameron International Corp. (a)	2,016
22	Ensco plc, (United Kingdom), Class A	482
51	Superior Energy Services, Inc.	1,080

		3,578

	Oil, Gas & Consumable Fuels — 3.0%
71	Denbury Resources, Inc.	453
24	Devon Energy Corp.	1,417
50	Kosmos Energy Ltd. (a)	423
21	Marathon Oil Corp.	546
20	Newfield Exploration Co. (a)	715
82	Oasis Petroleum, Inc. (a)	1,297
8	Tesoro Corp.	714
26	Valero Energy Corp.	1,612
21	World Fuel Services Corp.	987
39	WPX Energy, Inc. (a)	477

		8,641

	Total Energy	12,219

	Financials — 4.2%
	Banks — 0.6%
46	KeyCorp	698

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Banks — continued
35	Popular, Inc., (Puerto Rico) (a)	1,000

		1,698

	Capital Markets — 0.9%
74	E*TRADE Financial Corp. (a)	2,218
23	NorthStar Asset Management Group, Inc.	426

		2,644

	Consumer Finance — 0.2%
10	Springleaf Holdings, Inc. (a)	457

	Insurance — 0.8%
13	Aspen Insurance Holdings Ltd., (Bermuda)	613
3	Everest Re Group Ltd., (Bermuda)	456
15	Prudential Financial, Inc.	1,326

		2,395

	Real Estate Investment Trusts (REITs) — 1.3%
153	NorthStar Realty Finance Corp.	2,425
50	RLJ Lodging Trust	1,503

		3,928

	Thrifts & Mortgage Finance — 0.4%
92	MGIC Investment Corp. (a)	1,051

	Total Financials	12,173

	Health Care — 11.4%
	Biotechnology — 2.6%
10	Amgen, Inc.	1,478
21	Gilead Sciences, Inc.	2,511
7	United Therapeutics Corp. (a)	1,141
19	Vertex Pharmaceuticals, Inc. (a)	2,394

		7,524

	Health Care Equipment & Supplies — 2.0%
22	Alere, Inc. (a)	1,170
70	Hologic, Inc. (a)	2,662
21	Stryker Corp.	1,966

		5,798

	Health Care Providers & Services — 5.8%
19	Aetna, Inc.	2,390
17	Anthem, Inc.	2,827
32	Cardinal Health, Inc.	2,675
30	Express Scripts Holding Co. (a)	2,635
42	Health Net, Inc. (a)	2,669
7	LifePoint Health, Inc. (a)	650
8	Molina Healthcare, Inc. (a)	594
27	Omnicare, Inc.	2,559

		16,999

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.0%
84	Pfizer, Inc.	2,832

	Total Health Care	33,153

	Industrials — 15.2%
	Aerospace & Defense — 3.1%
35	Curtiss-Wright Corp.	2,524
12	General Dynamics Corp.	1,651
12	Huntington Ingalls Industries, Inc.	1,312
8	Northrop Grumman Corp.	1,255
39	Spirit AeroSystems Holdings, Inc., Class A (a)	2,135

		8,877

	Air Freight & Logistics — 1.0%
31	Expeditors International of Washington, Inc.	1,429
9	FedEx Corp.	1,483

		2,912

	Airlines — 1.3%
27	Delta Air Lines, Inc.	1,115
60	Southwest Airlines Co.	1,988
12	United Continental Holdings, Inc. (a)	619

		3,722

	Commercial Services & Supplies — 1.6%
8	Cintas Corp.	698
30	KAR Auction Services, Inc.	1,104
121	Pitney Bowes, Inc.	2,512
22	R.R. Donnelley & Sons Co.	378

		4,692

	Construction & Engineering — 1.2%
79	AECOM (a)	2,616
50	KBR, Inc.	966

		3,582

	Electrical Equipment — 0.6%
54	Babcock & Wilcox Co. (The) (a)	1,755

	Machinery — 5.1%
85	Allison Transmission Holdings, Inc.	2,496
43	Crane Co.	2,517
36	IDEX Corp.	2,813
30	Illinois Tool Works, Inc.	2,784
10	Parker-Hannifin Corp.	1,198
13	SPX Corp.	959
93	Terex Corp.	2,160

		14,927

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Professional Services — 0.9%
22	Dun & Bradstreet Corp. (The)	2,663

	Road & Rail — 0.4%
16	Landstar System, Inc.	1,056

	Total Industrials	44,186

	Information Technology — 23.5%
	Communications Equipment — 1.5%
11	ARRIS Group, Inc. (a)	347
229	Brocade Communications Systems, Inc.	2,724
103	Polycom, Inc. (a)	1,175

		4,246

	Electronic Equipment, Instruments & Components — 0.3%
76	Vishay Intertechnology, Inc.	888

	Internet Software & Services — 1.9%
48	eBay, Inc. (a)	2,866
40	VeriSign, Inc. (a)	2,481

		5,347

	IT Services — 6.7%
49	Amdocs Ltd.	2,670
50	Broadridge Financial Solutions, Inc.	2,505
38	Computer Sciences Corp.	2,473
68	CoreLogic, Inc. (a)	2,707
16	International Business Machines Corp.	2,521
67	Leidos Holdings, Inc.	2,696
40	Teradata Corp. (a)	1,481
124	Western Union Co. (The)	2,525

		19,578

	Semiconductors & Semiconductor Equipment — 2.5%
55	Broadcom Corp., Class A	2,833
5	Lam Research Corp.	438
77	NVIDIA Corp.	1,551
124	Teradyne, Inc.	2,399

		7,221

	Software — 6.3%
17	Aspen Technology, Inc. (a)	764
13	CA, Inc.	379
21	Citrix Systems, Inc. (a)	1,445
43	Electronic Arts, Inc. (a)	2,855
16	Fortinet, Inc. (a)	657
28	Intuit, Inc.	2,864
170	Nuance Communications, Inc. (a)	2,973
60	PTC, Inc. (a)	2,472
69	Rovi Corp. (a)	1,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
23	SolarWinds, Inc. (a)	1,066
75	Symantec Corp.	1,754

		18,337

	Technology Hardware, Storage & Peripherals — 4.3%
23	Apple, Inc.	2,941
83	Hewlett-Packard Co.	2,484
63	Lexmark International, Inc., Class A	2,795
73	NetApp, Inc.	2,291
26	Western Digital Corp.	2,011

		12,522

	Total Information Technology	68,139

	Materials — 4.0%
	Chemicals — 1.1%
9	LyondellBasell Industries N.V., Class A	901
38	Mosaic Co. (The)	1,770
8	Scotts Miracle-Gro Co. (The), Class A	485

		3,156

	Containers & Packaging — 1.3%
55	Sealed Air Corp.	2,823
19	Silgan Holdings, Inc.	1,023

		3,846

	Metals & Mining — 0.6%
33	Steel Dynamics, Inc.	693
44	United States Steel Corp.	913

		1,606

	Paper & Forest Products — 1.0%
64	Domtar Corp., (Canada)	2,664
7	International Paper Co.	312

		2,976

	Total Materials	11,584

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
42	AT&T, Inc.	1,496
75	CenturyLink, Inc.	2,217
291	Frontier Communications Corp.	1,441

	Total Telecommunication Services	5,154

	Utilities — 2.9%
	Electric Utilities — 0.9%
36	Entergy Corp.	2,554

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Gas Utilities — 0.8%
73	UGI Corp.	2,512

	Independent Power & Renewable Electricity Producers — 0.7%
148	AES Corp.	1,959

	Multi-Utilities — 0.5%
37	Public Service Enterprise Group, Inc.	1,448

	Total Utilities	8,473

	Total Common Stocks (Cost $215,226)	253,959

Short-Term Investment — 13.3%
	Investment Company — 13.3%
38,662	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $38,662)	38,662

	Total Investments — 100.7% (Cost $253,888)	292,621
	Liabilities in Excess of Other Assets — (0.7)% (c)	(1,941)

	NET ASSETS — 100.0%	$290,680

Short Positions — 86.9%
Common Stocks — 86.9%
	Consumer Discretionary — 13.1%
	Automobiles — 0.2%
2	Tesla Motors, Inc. (a)	584

	Distributors — 0.9%
91	LKQ Corp. (a)	2,760

	Hotels, Restaurants & Leisure — 2.9%
61	Aramark	1,885
6	McDonald’s Corp.	529
12	Panera Bread Co., Class A (a)	2,036
28	Starbucks Corp.	1,524
24	Wynn Resorts Ltd.	2,378

		8,352

	Household Durables — 0.8%
12	Mohawk Industries, Inc. (a)	2,348

	Internet & Catalog Retail — 1.0%
3	Amazon.com, Inc. (a)	1,400
1	Netflix, Inc. (a)	657
5	TripAdvisor, Inc. (a)	431
29	zulily, Inc., Class A (a)	377

		2,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 2.0%
6	AMC Entertainment Holdings, Inc., Class A	174
5	Charter Communications, Inc., Class A (a)	788
87	DreamWorks Animation SKG, Inc., Class A (a)	2,290
32	Madison Square Garden Co. (The), Class A (a)	2,707

		5,959

	Specialty Retail — 4.3%
40	Ascena Retail Group, Inc. (a)	670
51	Cabela’s, Inc. (a)	2,531
38	CarMax, Inc. (a)	2,488
20	Restoration Hardware Holdings, Inc. (a)	1,960
21	Signet Jewelers Ltd., (Bermuda)	2,631
24	Tractor Supply Co.	2,198

		12,478

	Textiles, Apparel & Luxury Goods — 1.0%
86	Kate Spade & Co. (a)	1,855
11	Under Armour, Inc., Class A (a)	936

		2,791

	Total Consumer Discretionary	38,137

	Consumer Staples — 7.9%
	Beverages — 1.9%
9	Boston Beer Co., Inc. (The), Class A (a)	2,030
34	Brown-Forman Corp., Class B	3,387

		5,417

	Food & Staples Retailing — 1.1%
27	Sprouts Farmers Market, Inc. (a)	740
40	United Natural Foods, Inc. (a)	2,526

		3,266

	Food Products — 3.5%
93	Darling Ingredients, Inc. (a)	1,360
45	Hain Celestial Group, Inc. (The) (a)	2,982
19	Hershey Co. (The)	1,652
38	McCormick & Co., Inc. (Non-Voting)	3,106
23	WhiteWave Foods Co. (The) (a)	1,113

		10,213

	Household Products — 0.3%
11	Procter & Gamble Co. (The)	887

	Personal Products — 1.1%
36	Estee Lauder Cos., Inc. (The), Class A	3,110

	Total Consumer Staples	22,893

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy — 4.4%
	Energy Equipment & Services — 1.0%
273	McDermott International, Inc. (a)	1,457
30	Patterson-UTI Energy, Inc.	568
41	RPC, Inc.	561
34	Seadrill Ltd., (Bermuda)	350

		2,936

	Oil, Gas & Consumable Fuels — 3.4%
33	Cabot Oil & Gas Corp.	1,055
7	Chevron Corp.	649
7	Concho Resources, Inc. (a)	757
75	CONSOL Energy, Inc.	1,633
23	Golar LNG Ltd., (Bermuda)	1,084
14	Kinder Morgan, Inc.	530
51	Rice Energy, Inc. (a)	1,065
49	SM Energy Co.	2,264
8	Whiting Petroleum Corp. (a)	267
11	Williams Cos., Inc. (The)	641

		9,945

	Total Energy	12,881

	Financials — 5.0%
	Banks — 0.6%
110	People’s United Financial, Inc.	1,781

	Capital Markets — 1.3%
48	Artisan Partners Asset Management, Inc., Class A	2,213
18	T. Rowe Price Group, Inc.	1,411

		3,624

	Insurance — 1.2%
4	Markel Corp. (a)	2,822
124	MBIA, Inc. (a)	747

		3,569

	Real Estate Investment Trusts (REITs) — 1.6%
57	Plum Creek Timber Co., Inc.	2,299
97	Rayonier, Inc.	2,483

		4,782

	Real Estate Management & Development — 0.2%
14	Realogy Holdings Corp. (a)	665

	Thrifts & Mortgage Finance — 0.1%
22	Ocwen Financial Corp. (a)	229

	Total Financials	14,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 10.4%
	Biotechnology — 1.2%
5	Alnylam Pharmaceuticals, Inc. (a)	644
36	Cepheid, Inc. (a)	2,186
1	Regeneron Pharmaceuticals, Inc. (a)	676

		3,506

	Health Care Equipment & Supplies — 1.0%
16	Cooper Cos., Inc. (The)	2,847

	Health Care Providers & Services — 4.1%
36	Acadia Healthcare Co., Inc. (a)	2,816
66	Envision Healthcare Holdings, Inc. (a)	2,609
5	Henry Schein, Inc. (a)	639
44	Team Health Holdings, Inc. (a)	2,901
50	Tenet Healthcare Corp. (a)	2,880

		11,845

	Health Care Technology — 0.5%
35	Allscripts Healthcare Solutions, Inc. (a)	480
10	athenahealth, Inc. (a)	1,115

		1,595

	Life Sciences Tools & Services — 0.6%
18	Bio-Techne Corp.	1,728

	Pharmaceuticals — 3.0%
58	Akorn, Inc. (a)	2,547
25	Eli Lilly & Co.	2,100
21	Pacira Pharmaceuticals, Inc. (a)	1,457
57	Zoetis, Inc.	2,744

		8,848

	Total Health Care	30,369

	Industrials — 17.3%
	Aerospace & Defense — 2.5%
45	B/E Aerospace, Inc.	2,450
55	Hexcel Corp.	2,753
11	Precision Castparts Corp.	2,116

		7,319

	Airlines — 0.6%
9	Copa Holdings S.A., (Panama), Class A	704
16	Spirit Airlines, Inc. (a)	988

		1,692

	Building Products — 2.0%
51	Armstrong World Industries, Inc. (a)	2,705
43	Fortune Brands Home & Security, Inc.	1,952
27	Owens Corning	1,130

		5,787

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — 2.5%
48	Republic Services, Inc.	1,875
21	Stericycle, Inc. (a)	2,752
58	Waste Connections, Inc.	2,726

		7,353

	Construction & Engineering — 0.9%
89	Quanta Services, Inc. (a)	2,554

	Electrical Equipment — 0.3%
15	SolarCity Corp. (a)	803

	Machinery — 2.5%
42	CLARCOR, Inc.	2,609
15	Colfax Corp. (a)	682
69	Donaldson Co., Inc.	2,482
39	Oshkosh Corp.	1,632

		7,405

	Marine — 0.2%
8	Kirby Corp. (a)	596

	Professional Services — 0.6%
22	Verisk Analytics, Inc., Class A (a)	1,633

	Road & Rail — 2.6%
12	Genesee & Wyoming, Inc., Class A (a)	942
54	Hertz Global Holdings, Inc. (a)	984
30	J.B. Hunt Transport Services, Inc.	2,487
20	Kansas City Southern	1,794
15	Ryder System, Inc.	1,319

		7,526

	Trading Companies & Distributors — 2.6%
60	Fastenal Co.	2,548
36	MSC Industrial Direct Co., Inc., Class A	2,517
11	W.W. Grainger, Inc.	2,568

		7,633

	Total Industrials	50,301

	Information Technology — 20.7%
	Communications Equipment — 0.9%
43	ViaSat, Inc. (a)	2,614

	Electronic Equipment, Instruments & Components — 4.1%
29	Amphenol Corp., Class A	1,706
34	FEI Co.	2,805
106	Ingram Micro, Inc., Class A (a)	2,646
99	Knowles Corp. (a)	1,794
94	Trimble Navigation Ltd. (a)	2,211
8	Zebra Technologies Corp., Class A (a)	858

		12,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 4.9%
11	Akamai Technologies, Inc. (a)	768
13	CoStar Group, Inc. (a)	2,556
7	Facebook, Inc., Class A (a)	566
9	LinkedIn Corp., Class A (a)	1,762
152	Pandora Media, Inc. (a)	2,355
49	Twitter, Inc. (a)	1,771
44	Yelp, Inc. (a)	1,907
28	Zillow Group, Inc., Class A (a)	2,420

		14,105

	IT Services — 4.3%
30	Fidelity National Information Services, Inc.	1,832
17	FleetCor Technologies, Inc. (a)	2,637
38	IGATE Corp. (a)	1,829
41	Jack Henry & Associates, Inc.	2,632
54	Paychex, Inc.	2,523
9	WEX, Inc. (a)	1,006

		12,459

	Semiconductors & Semiconductor Equipment — 2.0%
21	Analog Devices, Inc.	1,349
5	Avago Technologies Ltd., (Singapore)	628
30	Cavium, Inc. (a)	2,063
14	Cree, Inc. (a)	352
43	Cypress Semiconductor Corp. (a)	511
25	SunEdison, Inc. (a)	738

		5,641

	Software — 4.1%
24	Autodesk, Inc. (a)	1,197
44	CommVault Systems, Inc. (a)	1,854
18	FireEye, Inc. (a)	881
28	NetSuite, Inc. (a)	2,536
9	ServiceNow, Inc. (a)	650
51	Solera Holdings, Inc.	2,283
16	Ultimate Software Group, Inc. (The) (a)	2,584

		11,985

	Technology Hardware, Storage & Peripherals — 0.4%
36	Stratasys Ltd. (a)	1,255

	Total Information Technology	60,079

	Materials — 3.6%
	Chemicals — 2.6%
17	Air Products & Chemicals, Inc.	2,317
49	FMC Corp.	2,572
22	Praxair, Inc.	2,630

		7,519

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.0%
42	Carpenter Technology Corp.	1,617
24	Freeport-McMoRan, Inc.	450
30	Southern Copper Corp., (Mexico)	878

		2,945

	Total Materials	10,464

	Telecommunication Services — 1.7%
	Wireless Telecommunication Services — 1.7%
355	Sprint Corp. (a)	1,618
79	Telephone & Data Systems, Inc.	2,322
24	United States Cellular Corp. (a)	915

	Total Telecommunication Services	4,855

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.8%
	Electric Utilities — 0.6%
41	Southern Co. (The)	1,700

	Multi-Utilities — 2.2%
44	Dominion Resources, Inc.	2,910
36	MDU Resources Group, Inc.	703
59	NiSource, Inc.	2,707

		6,320

	Total Utilities	8,020

	Total Securities Sold Short (Proceeds $253,357)	$252,649

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500	09/18/15	USD	$(719)	$11
(9)	S&P Mid Cap 400	09/18/15	USD	(1,348)	25

					$36

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 90.6%
	Consumer Discretionary — 14.7%
	Distributors — 0.8%
998	Genuine Parts Co.	89,351

	Hotels, Restaurants & Leisure — 0.7%
1,709	ClubCorp Holdings, Inc.	40,805
1,860	La Quinta Holdings, Inc. (a)	42,505

		83,310

	Internet & Catalog Retail — 1.0%
999	Expedia, Inc.	109,252

	Media — 5.0%
857	CBS Corp. (Non-Voting), Class B	47,563
400	Charter Communications, Inc., Class A (a)	68,500
3,531	Clear Channel Outdoor Holdings, Inc., Class A	35,765
1,976	DISH Network Corp., Class A (a)	133,803
1,566	Entercom Communications Corp., Class A (a)	17,887
455	Gannett Co., Inc. (a)	6,361
2,168	Media General, Inc. (a)	35,819
567	Omnicom Group, Inc.	39,422
909	TEGNA, Inc.	29,166
714	Time Warner, Inc.	62,393
2,107	Time, Inc.	48,489
1,155	Twenty-First Century Fox, Inc., Class B	37,217

		562,385

	Multiline Retail — 1.4%
2,621	Kohl’s Corp.	164,069

	Specialty Retail — 5.1%
141	AutoZone, Inc. (a)	93,980
1,727	Bed Bath & Beyond, Inc. (a)	119,142
3,540	Best Buy Co., Inc.	115,424
2,501	Gap, Inc. (The)	95,467
749	Home Depot, Inc. (The)	83,193
714	Tiffany & Co.	65,508

		572,714

	Textiles, Apparel & Luxury Goods — 0.7%
2,274	Hanesbrands, Inc.	75,770

	Total Consumer Discretionary	1,656,851

	Consumer Staples — 4.7%
	Beverages — 0.7%
1,055	Dr. Pepper Snapple Group, Inc.	76,878

	Food & Staples Retailing — 1.5%
888	CVS Health Corp.	93,155
1,055	Kroger Co. (The)	76,505

		169,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.3%
1,477	Post Holdings, Inc. (a)	79,634
849	TreeHouse Foods, Inc. (a)	68,809

		148,443

	Household Products — 1.2%
387	Energizer SpinCo, Inc. (a) (w)	13,164
1,614	Procter & Gamble Co. (The)	126,303

		139,467

	Total Consumer Staples	534,448

	Energy — 7.1%
	Oil, Gas & Consumable Fuels — 7.1%
3,153	CONSOL Energy, Inc.	68,553
1,356	Devon Energy Corp.	80,674
3,018	Exxon Mobil Corp.	251,073
1,056	HollyFrontier Corp.	45,099
1,002	Kinder Morgan, Inc.	38,474
1,072	Marathon Petroleum Corp.	56,097
2,311	PBF Energy, Inc., Class A	65,672
1,423	Phillips 66	114,637
3,812	Southwestern Energy Co. (a)	86,656

	Total Energy	806,935

	Financials — 32.7%
	Banks — 13.0%
12,072	Bank of America Corp.	205,460
2,427	Citigroup, Inc.	134,042
2,649	Citizens Financial Group, Inc.	72,330
3,959	Fifth Third Bancorp	82,419
1,107	First Republic Bank	69,798
429	M&T Bank Corp.	53,576
1,179	National Bank Holdings Corp., Class A	24,555
1,514	PNC Financial Services Group, Inc. (The)	144,824
2,850	SunTrust Banks, Inc.	122,594
2,958	U.S. Bancorp	128,382
7,603	Wells Fargo & Co.	427,565

		1,465,545

	Capital Markets — 2.9%
481	Ameriprise Financial, Inc.	60,116
1,756	Legg Mason, Inc.	90,461
774	Northern Trust Corp.	59,197
1,517	T. Rowe Price Group, Inc.	117,919

		327,693

	Consumer Finance — 2.8%
4,235	Ally Financial, Inc. (a)	94,982

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
2,534	Capital One Financial Corp.	222,872

		317,854

	Insurance — 9.4%
90	Alleghany Corp. (a)	42,350
1,257	Allied World Assurance Co. Holdings AG, (Switzerland)	54,319
2,936	American International Group, Inc.	181,516
3,215	CNO Financial Group, Inc.	58,999
2,756	Hartford Financial Services Group, Inc. (The)	114,563
4,745	Loews Corp.	182,742
930	Marsh & McLennan Cos., Inc.	52,714
2,535	Old Republic International Corp.	39,624
1,283	Prudential Financial, Inc.	112,279
1,088	Travelers Cos., Inc. (The)	105,166
2,516	Unum Group	89,961
518	W.R. Berkley Corp.	26,921

		1,061,154

	Real Estate Investment Trusts (REITs) — 3.7%
2,818	American Homes 4 Rent, Class A	45,206
2,067	American Residential Properties, Inc. (a)	38,248
3,387	Brixmor Property Group, Inc.	78,344
728	EastGroup Properties, Inc.	40,952
2,448	Excel Trust, Inc.	38,600
2,349	Kimco Realty Corp.	52,937
2,643	Rayonier, Inc.	67,529
2,018	Weyerhaeuser Co.	63,561

		425,377

	Real Estate Management & Development — 0.6%
1,890	Brookfield Asset Management, Inc., (Canada), Class A	66,018

	Thrifts & Mortgage Finance — 0.3%
3,518	Hudson City Bancorp, Inc.	34,759

	Total Financials	3,698,400

	Health Care — 8.8%
	Health Care Providers & Services — 3.2%
920	Aetna, Inc.	117,225
946	HCA Holdings, Inc. (a)	85,830
480	National HealthCare Corp.	31,167
1,046	UnitedHealth Group, Inc.	127,661

		361,883

	Pharmaceuticals — 5.6%
1,900	Johnson & Johnson	185,203
2,846	Merck & Co., Inc.	162,040
7,068	Pfizer, Inc.	236,980

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
211	Valeant Pharmaceuticals International, Inc. (a)	46,918

		631,141

	Total Health Care	993,024

	Industrials — 7.4%
	Aerospace & Defense — 1.9%
946	Honeywell International, Inc.	96,433
1,024	United Technologies Corp.	113,570

		210,003

	Airlines — 1.1%
3,111	Delta Air Lines, Inc.	127,816

	Industrial Conglomerates — 1.0%
1,101	Carlisle Cos., Inc.	110,245

	Machinery — 1.9%
1,655	Dover Corp.	116,169
1,045	Illinois Tool Works, Inc.	95,893

		212,062

	Marine — 0.3%
436	Kirby Corp. (a)	33,401

	Professional Services — 0.3%
402	Equifax, Inc.	39,049

	Trading Companies & Distributors — 0.9%
419	W.W. Grainger, Inc.	99,204

	Total Industrials	831,780

	Information Technology — 4.6%
	Communications Equipment — 1.6%
4,073	Cisco Systems, Inc.	111,842
1,039	QUALCOMM, Inc.	65,101

		176,943

	Electronic Equipment, Instruments & Components — 0.7%
1,543	Arrow Electronics, Inc. (a)	86,093

	Semiconductors & Semiconductor Equipment — 1.4%
586	Analog Devices, Inc.	37,632
577	KLA-Tencor Corp.	32,416
1,799	Texas Instruments, Inc.	92,682

		162,730

	Software — 0.5%
1,206	Microsoft Corp.	53,262

	Technology Hardware, Storage & Peripherals — 0.4%
1,382	Hewlett-Packard Co.	41,482

	Total Information Technology	520,510

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.7%
	Chemicals — 0.8%
1,819	Mosaic Co. (The)	85,239

	Construction Materials — 0.9%
743	Martin Marietta Materials, Inc.	105,094

	Containers & Packaging — 1.6%
1,178	Ball Corp.	82,616
1,550	Rock-Tenn Co., Class A	93,304

		175,920

	Paper & Forest Products — 0.4%
2,047	KapStone Paper & Packaging Corp.	47,331

	Total Materials	413,584

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.9%
2,331	Verizon Communications, Inc.	108,653

	Wireless Telecommunication Services — 0.6%
1,645	T-Mobile US, Inc. (a)	63,765

	Total Telecommunication Services	172,418

	Utilities — 5.4%
	Electric Utilities — 4.7%
1,611	American Electric Power Co., Inc.	85,335
1,470	Duke Energy Corp.	103,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,400	Edison International	77,836
1,418	Eversource Energy	64,396
1,030	NextEra Energy, Inc.	100,951
2,917	Xcel Energy, Inc.	93,869

		526,177

	Multi-Utilities — 0.7%
861	Sempra Energy	85,148

	Total Utilities	611,325

	Total Common Stocks (Cost $8,587,866)	10,239,275

Short-Term Investment — 9.1%
	Investment Company — 9.1%
1,024,973	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost$1,024,973)	1,024,973

	Total Investments — 99.7% (Cost $9,612,839)	11,264,248
	Other Assets in Excess of Liabilities — 0.3%	30,259

	NET ASSETS — 100.0%	$11,294,507

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(j)	— All or a portion of these securities are segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
Multi-Cap Market Neutral Fund	$48,829

(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,043,662	$3,191,357		$2,954,471
Investments in affiliates, at value	205,478	102,329		136,866

Total investment securities, at value	5,249,140	3,293,686		3,091,337
Cash	—	—	(a)	4
Receivables:
Investment securities sold	71,347	93,935		169,777
Fund shares sold	20,869	3,958		6,169
Dividends from non-affiliates	1,363	2,171		533
Dividends from affiliates	10	7		9

Total Assets	5,342,729	3,393,757		3,267,829

LIABILITIES:
Payables:
Investment securities purchased	146,569	85,264		199,313
Fund shares redeemed	3,176	2,355		3,107
Accrued liabilities:
Investment advisory fees	2,741	1,757		1,579
Administration fees	348	215		185
Distribution fees	428	64		253
Shareholder servicing fees	539	104		313
Custodian and accounting fees	49	34		33
Trustees’ and Chief Compliance Officer’s fees	2	2		2
Other	597	669		518

Total Liabilities	154,449	90,464		205,303

Net Assets	$5,188,280	$3,303,293		$3,062,526

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$3,628,313	$2,355,380	$2,158,462
Accumulated undistributed (distributions in excess of) net investment income	(10,303)	(25)	(7,971)
Accumulated net realized gains (losses)	139,535	115,681	123,628
Net unrealized appreciation (depreciation)	1,430,735	832,257	788,407

Total Net Assets	$5,188,280	$3,303,293	$3,062,526

Net Assets:
Class A	$1,174,260	$232,320	$984,262
Class C	321,500	25,597	75,494
Class R2	—	823	9,868
Class R5	58,686	1,636	164,713
Class R6	2,414,333	1,268,988	265,905
Select Class	1,219,501	1,773,929	1,562,284

Total	$5,188,280	$3,303,293	$3,062,526

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	74,582	4,931	35,519
Class C	22,608	555	3,292
Class R2	—	17	329
Class R5	3,612	34	5,269
Class R6	148,353	26,721	8,487
Select Class	75,917	37,366	50,291

Net Asset Value (a):
Class A — Redemption price per share	$15.74	$47.12	$27.71
Class C — Offering price per share (b)	14.22	46.16	22.93
Class R2 — Offering and redemption price per share	—	46.98	29.96
Class R5 — Offering and redemption price per share	16.25	47.49	31.26
Class R6 — Offering and redemption price per share	16.27	47.49	31.33
Select Class — Offering and redemption price per share	16.06	47.47	31.06
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.61	$49.73	$29.25

Cost of investments in non-affiliates	$3,612,927	$2,359,100	$2,166,064
Cost of investments in affiliates	205,478	102,329	136,866

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,364,203	$253,959	$10,239,275
Investments in affiliates, at value	648,674	38,662	1,024,973

Total investment securities, at value	16,012,877	292,621	11,264,248
Cash	—	262	23
Deposits at broker for futures contracts	—	271	—
Deposits at broker for securities sold short	—	251,620	—
Receivables:
Investment securities sold	—	1,891	14,395
Fund shares sold	13,514	101	33,033
Dividends from non-affiliates	18,427	272	10,480
Dividends from affiliates	33	2	50

Total Assets	16,044,851	547,040	11,322,229

LIABILITIES:
Payables:
Securities sold short, at value	—	252,649	—
Dividend expense to non-affiliates on securities sold short	—	83	—
Investment securities purchased	42,295	3,216	12,810
Interest expense to non-affiliates on securities sold short	—	45	—
Fund shares redeemed	28,133	24	5,273
Variation margin on futures contracts	—	3	—
Accrued liabilities:
Investment advisory fees	8,394	209	5,529
Administration fees	1,098	—	615
Distribution fees	959	6	938
Shareholder servicing fees	1,163	61	965
Custodian and accounting fees	196	10	105
Trustees’ and Chief Compliance Officer’s fees	6	1	5
Other	3,534	53	1,482

Total Liabilities	85,778	256,360	27,722

Net Assets	$15,959,073	$290,680	$11,294,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,943,186	$310,114	$9,512,394
Accumulated undistributed (distributions in excess of) net investment income	41,285	(889)	39,348
Accumulated net realized gains (losses)	670,171	(58,022)	91,356
Net unrealized appreciation (depreciation)	5,304,431	39,477	1,651,409

Total Net Assets	$15,959,073	$290,680	$11,294,507

Net Assets:
Class A	$2,623,772	$6,273	$2,440,061
Class C	595,385	6,760	701,023
Class R2	71,697	—	—
Institutional Class	10,320,516	—	5,058,172
Select Class	2,347,703	277,647	3,095,251

Total	$15,959,073	$290,680	$11,294,507

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	70,949	636	81,765
Class C	16,635	726	23,584
Class R2	2,006	—	—
Institutional Class	273,330	—	168,290
Select Class	62,834	27,565	103,205

Net Asset Value (a):
Class A — Redemption price per share	$36.98	$9.87	$29.84
Class C — Offering price per share (b)	35.79	9.31	29.72
Class R2 — Offering and redemption price per share	35.73	—	—
Institutional Class — Offering and redemption price per share	37.76	—	30.06
Select Class — Offering and redemption price per share	37.36	10.07	29.99
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.03	$10.42	$31.49

Cost of investments in non-affiliates	$10,059,772	$215,226	$8,587,866
Cost of investments in affiliates	648,674	38,662	1,024,973
Proceeds from securities sold short	—	253,357	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$25,211	$36,215		$13,432
Dividend income from affiliates	46	38		49

Total investment income	25,257	36,253		13,481

EXPENSES:
Investment advisory fees	27,504	19,842		15,943
Administration fees	3,479	2,510		2,017
Distribution fees:
Class A	2,229	473		2,117
Class B (a)	17	—		30
Class C	1,559	169		416
Class R2	—	4		24
Shareholder servicing fees:
Class A	2,229	473		2,117
Class B (a)	5	—		10
Class C	520	56		139
Class R2	—	2		12
Class R5	180	—	(b)	30
Select Class	2,697	4,464		3,357
Custodian and accounting fees	134	89		87
Interest expense to affiliates	— (b)	—		—
Professional fees	83	71		72
Trustees’ and Chief Compliance Officer’s fees	39	28		23
Printing and mailing costs	252	376		238
Registration and filing fees	429	231		138
Transfer agent fees	2,202	3,279		2,456
Other	224	290		35

Total expenses	43,782	32,357		29,261

Less fees waived	(1,331)	(5,513)		(3,798)
Less earnings credits	—	—	(b)	—
Less expense reimbursements	—	(293)		(12)

Net expenses	42,451	26,551		25,451

Net investment income (loss)	(17,194)	9,702		(11,970)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	172,792	165,578		173,141
Change in net unrealized appreciation/depreciation of investments in non-affiliates	461,167	134,637		150,704

Net realized/unrealized gains (losses)	633,959	300,215		323,845

Change in net assets resulting from operations	$616,765	$309,917		$311,875

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$282,182	$5,549	$181,881
Dividend income from affiliates	196	19	287

Total investment income	282,378	5,568	182,168

EXPENSES:
Investment advisory fees	103,514	4,516	62,972
Administration fees	13,098	297	7,966
Distribution fees:
Class A	6,927	19	5,282
Class B (a)	63	1	—
Class C	4,545	58	4,144
Class R2	366	—	—
Shareholder servicing fees:
Class A	6,927	19	5,282
Class B (a)	21	— (b)	—
Class C	1,515	19	1,381
Class R2	183	—	—
Institutional Class	9,720	—	4,174
Select Class	6,867	865	7,123
Custodian and accounting fees	443	36	279
Interest expense to affiliates	—	— (b)	—
Professional fees	226	55	128
Trustees’ and Chief Compliance Officer’s fees	153	4	87
Printing and mailing costs	934	6	596
Registration and filing fees	581	49	924
Transfer agent fees	15,294	52	6,758
Other	809	10	408
Dividend expense to non-affiliates on securities sold short	—	3,734	—
Interest expense to non-affiliates on securities sold short	—	612	—

Total expenses	172,186	10,352	107,504

Less fees waived	(24,286)	(1,484)	(12,627)
Less earnings credits	— (b)	—	—
Less expense reimbursements	(2,625)	— (b)	(436)

Net expenses	145,275	8,868	94,441

Net investment income (loss)	137,103	(3,300)	87,727

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,096,684	55,400	148,940
Futures	—	522	—
Securities sold short	—	(52,926)	—
Foreign currency transactions	—	2	—

Net realized gain (loss)	1,096,684	2,998	148,940

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(12,168)	(34,391)	322,296
Futures	—	57	—
Securities sold short	—	35,440	—

Change in net unrealized appreciation/depreciation	(12,168)	1,106	322,296

Net realized/unrealized gains (losses)	1,084,516	4,104	471,236

Change in net assets resulting from operations	$1,221,619	$804	$558,963

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(17,194)	$(7,964)	$9,702	$4,036
Net realized gain (loss)	172,792	223,546	165,578	135,142
Distributions of capital gains received from investment company affiliates	—	3	—	1
Change in net unrealized appreciation/depreciation	461,167	492,238	134,637	222,527

Change in net assets resulting from operations	616,765	707,823	309,917	361,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(81)	(29)
From net realized gains	(32,469)	(21,773)	(8,089)	(4,217)
Class B (a)
From net realized gains	(98)	(123)	—	—
Class C
From net investment income	—	—	—	—
From net realized gains	(7,969)	(4,242)	(990)	(1,100)
Class R2 (b)
From net investment income	—	—	—	— (c)
From net realized gains	—	—	(30)	—
Class R5 (b)
From net investment income	—	—	(2)	— (c)
From net realized gains	(1,758)	(54,106)	(26)	—
Class R6 (b) (d)
From net investment income	—	—	(3,446)	(913)
From net realized gains	(73,271)	—	(46,736)	—
Select Class
From net investment income	—	—	(3,414)	(3,282)
From net realized gains	(39,626)	(49,152)	(80,115)	(90,616)

Total distributions to shareholders	(155,191)	(129,396)	(142,929)	(100,157)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,161,499	987,358	363,135	1,551,394

NET ASSETS:
Change in net assets	1,623,073	1,565,785	530,123	1,812,943
Beginning of period	3,565,207	1,999,422	2,773,170	960,227

End of period	$5,188,280	$3,565,207	$3,303,293	$2,773,170

Accumulated undistributed (distributions in excess of) net investment income	$(10,303)	$(7,786)	$(25)	$(535)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than $1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,970)	$(6,054)	$137,103	$103,278
Net realized gain (loss)	173,141	314,124	1,096,684	1,068,473
Distributions of capital gains received from investment company affiliates	—	— (b)	—	6
Change in net unrealized appreciation/depreciation	150,704	225,799	(12,168)	1,889,585

Change in net assets resulting from operations	311,875	533,869	1,221,619	3,061,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,287)	(14,338)
From net realized gains	(80,615)	(69,231)	(197,218)	(135,361)
Class B (a)
From net realized gains	(608)	(943)	(668)	(524)
Class C
From net investment income	—	—	(1,024)	(38)
From net realized gains	(6,222)	(3,392)	(45,175)	(24,588)
Class R2
From net investment income	—	—	(331)	(201)
From net realized gains	(345)	(58)	(5,603)	(2,784)
Class R5
From net realized gains	(3,427)	(2,276)	—	—
Class R6
From net realized gains	(7,943)	(5,408)	—	—
Institutional Class
From net investment income	—	—	(108,605)	(69,637)
From net realized gains	—	—	(711,308)	(318,626)
Select Class
From net investment income	—	—	(19,269)	(17,743)
From net realized gains	(119,065)	(99,863)	(172,337)	(112,976)

Total distributions to shareholders	(218,225)	(181,171)	(1,276,825)	(696,816)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	787,072	251,309	368,694	18,077

NET ASSETS:
Change in net assets	880,722	604,007	313,488	2,382,603
Beginning of period	2,181,804	1,577,797	15,645,585	13,262,982

End of period	$3,062,526	$2,181,804	$15,959,073	$15,645,585

Accumulated undistributed (distributions in excess of) net investment income	$(7,971)	$(5,808)	$41,285	$48,215

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,300)	$(4,373)	$87,727	$83,781
Net realized gain (loss)	2,998	9,737	148,940	278,242
Distributions of capital gains received from investment company affiliates	—	— (a)	—	5
Change in net unrealized appreciation/depreciation	1,106	(136)	322,296	747,106

Change in net assets resulting from operations	804	5,228	558,963	1,109,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(18,586)	(6,931)
From net realized gains	—	—	(49,085)	(30,061)
Class C
From net investment income	—	—	(2,882)	(562)
From net realized gains	—	—	(12,315)	(7,282)
Institutional Class
From net investment income	—	—	(51,909)	(19,755)
From net realized gains	—	—	(93,724)	(54,303)
Select Class
From net investment income	—	—	(31,036)	(12,951)
From net realized gains	—	—	(67,644)	(42,336)

Total distributions to shareholders	—	—	(327,181)	(174,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(161,126)	101,988	3,369,281	3,061,568

NET ASSETS:
Change in net assets	(160,322)	107,216	3,601,063	3,996,521
Beginning of period	451,002	343,786	7,693,444	3,696,923

End of period	$290,680	$451,002	$11,294,507	$7,693,444

Accumulated undistributed (distributions in excess of) net investment income	$(889)	$(2,110)	$39,348	$57,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$548,977	$463,178	$93,435	$92,281
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,694
Distributions reinvested	31,822	21,355	8,101	4,242
Cost of shares redeemed	(222,820)	(135,058)	(35,536)	(16,208)
Conversion from Class B Shares	2,100	34	—	—

Change in net assets resulting from Class A capital transactions	$360,079	$349,509	$66,000	$123,009

Class B (a)
Proceeds from shares issued	$225	$342	$—	$—
Distributions reinvested	95	118	—	—
Cost of shares redeemed	(865)	(565)	—	—
Conversion to Class A Shares	(2,100)	(34)	—	—

Change in net assets resulting from Class B capital transactions	$(2,645)	$(139)	$—	$—

Class C
Proceeds from shares issued	$182,071	$101,473	$6,417	$11,105
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,648
Distributions reinvested	6,954	3,500	990	1,100
Cost of shares redeemed	(32,956)	(18,573)	(2,929)	(1,925)

Change in net assets resulting from Class C capital transactions	$156,069	$86,400	$4,478	$11,928

Class R2 (b)
Proceeds from shares issued	$—	$—	$336	$51
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	632
Distributions reinvested	—	—	18	— (c)
Cost of shares redeemed	—	—	(251)	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$103	$655

Class R5 (b)
Proceeds from shares issued	$77,457	$540,555	$1,637	$1
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	87
Distributions reinvested	1,758	54,106	28	— (c)
Cost of shares redeemed	(1,506,939)	(225,926)	(186)	—

Change in net assets resulting from Class R5 capital transactions	$(1,427,724)	$368,735	$1,479	$88

Class R6 (b) (d)
Proceeds from shares issued	$1,928,585	$276,436	$369,933	$108,850
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	676,262
Distributions reinvested	70,979	—	49,924	906
Cost of shares redeemed	(53,688)	(11,268)	(35,342)	(751)

Change in net assets resulting from Class R6 capital transactions	$1,945,876	$265,168	$384,515	$785,267

Select Class
Proceeds from shares issued	$361,358	$429,743	$345,873	$490,477
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	390,167
Distributions reinvested	23,846	20,345	60,746	82,318
Cost of shares redeemed	(255,360)	(532,403)	(500,059)	(332,515)

Change in net assets resulting from Select Class capital transactions	$129,844	$(82,315)	$(93,440)	$630,447

Total change in net assets resulting from capital transactions	$1,161,499	$987,358	$363,135	$1,551,394

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than 1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	36,907	34,638	2,053	2,197
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	995
Reinvested	2,270	1,645	188	107
Redeemed	(15,105)	(10,120)	(784)	(381)
Conversion from Class B Shares	131	3	—	—

Change in Class A Shares	24,203	26,166	1,457	2,918

Class B (a)
Issued	17	28	—	—
Reinvested	7	10	—	—
Redeemed	(64)	(47)	—	—
Conversion to Class A Shares	(146)	(3)	—	—

Change in Class B Shares	(186)	(12)	—	—

Class C
Issued	13,414	8,282	144	269
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	39
Reinvested	547	295	23	28
Redeemed	(2,464)	(1,524)	(65)	(46)

Change in Class C Shares	11,497	7,053	102	290

Class R2 (b)
Issued	—	—	7	2
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15
Reinvested	—	—	— (c)	— (c)
Redeemed	—	—	(6)	(1)

Change in Class R2 Shares	—	—	1	16

Class R5 (b)
Issued	5,216	39,731	35	— (c)
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2
Reinvested	122	4,065	1	— (c)
Redeemed	(101,089)	(15,945)	(4)	—

Change in Class R5 Shares	(95,751)	27,851	32	2

Class R6 (b) (d)
Issued	128,407	19,372	8,126	2,551
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15,676
Reinvested	4,909	—	1,145	20
Redeemed	(3,544)	(791)	(779)	(18)

Change in Class R6 Shares	129,772	18,581	8,492	18,229

Select Class
Issued	23,952	31,913	7,557	11,736
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	9,044
Reinvested	1,668	1,541	1,396	2,060
Redeemed	(16,966)	(38,838)	(10,866)	(7,967)

Change in Select Class Shares	8,654	(5,384)	(1,913)	14,873

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than $1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$274,574	$116,580	$394,792	$455,082
Distributions reinvested	76,907	65,053	195,292	139,350
Cost of shares redeemed	(162,077)	(127,370)	(1,360,678)	(880,766)
Conversion from Class B Shares	3,778	890	6,728	781

Change in net assets resulting from Class A capital transactions	$193,182	$55,153	$(763,866)	$(285,553)

Class B (a)
Proceeds from shares issued	$27	$60	$22	$98
Distributions reinvested	593	905	639	502
Cost of shares redeemed	(1,919)	(2,663)	(4,670)	(6,624)
Conversion to Class A Shares	(3,778)	(890)	(6,728)	(781)

Change in net assets resulting from Class B capital transactions	$(5,077)	$(2,588)	$(10,737)	$(6,805)

Class C
Proceeds from shares issued	$37,238	$14,903	$27,636	$27,504
Distributions reinvested	5,274	2,860	36,724	19,472
Cost of shares redeemed	(8,786)	(5,376)	(72,861)	(66,037)

Change in net assets resulting from Class C capital transactions	$33,726	$12,387	$(8,501)	$(19,061)

Class R2
Proceeds from shares issued	$8,894	$1,589	$16,445	$21,879
Distributions reinvested	345	58	5,637	2,790
Cost of shares redeemed	(1,635)	(276)	(21,709)	(20,179)

Change in net assets resulting from Class R2 capital transactions	$7,604	$1,371	$373	$4,490

Class R5
Proceeds from shares issued	$139,213	$11,177	$—	$—
Distributions reinvested	3,427	2,276	—	—
Cost of shares redeemed	(10,062)	(8,354)	—	—

Change in net assets resulting from Class R5 capital transactions	$132,578	$5,099	$—	$—

Class R6
Proceeds from shares issued	$185,884	$33,802	$—	$—
Distributions reinvested	7,291	4,757	—	—
Cost of shares redeemed	(26,514)	(12,254)	—	—

Change in net assets resulting from Class R6 capital transactions	$166,661	$26,305	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$2,898,688	$1,953,853
Distributions reinvested	—	—	686,825	315,542
Cost of shares redeemed	—	—	(1,786,837)	(1,555,034)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,798,676	$714,361

Select Class
Proceeds from shares issued	$427,509	$235,397	$1,046,215	$551,560
Distributions reinvested	103,039	84,914	174,083	120,569
Cost of shares redeemed	(272,150)	(166,729)	(1,867,549)	(1,061,484)

Change in net assets resulting from Select Class capital transactions	$258,398	$153,582	$(647,251)	$(389,355)

Total change in net assets resulting from capital transactions	$787,072	$251,309	$368,694	$18,077

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	10,468	4,511	10,652	13,252
Reinvested	3,166	2,708	5,494	4,172
Redeemed	(6,089)	(4,940)	(36,773)	(25,729)
Conversion from Class B Shares	136	35	178	23

Change in Class A Shares	7,681	2,314	(20,449)	(8,282)

Class B (a)
Issued	1	3	1	4
Reinvested	37	53	18	15
Redeemed	(106)	(144)	(128)	(200)
Conversion to Class A Shares	(202)	(49)	(182)	(23)

Change in Class B Shares	(270)	(137)	(291)	(204)

Class C
Issued	1,668	673	779	830
Reinvested	262	140	1,070	602
Redeemed	(396)	(244)	(2,021)	(1,968)

Change in Class C Shares	1,534	569	(172)	(536)

Class R2
Issued	310	58	458	654
Reinvested	13	2	164	86
Redeemed	(57)	(10)	(607)	(599)

Change in Class R2 Shares	266	50	15	141

Class R5
Issued	4,578	397	—	—
Reinvested	125	86	—	—
Redeemed	(334)	(293)	—	—

Change in Class R5 Shares	4,369	190	—	—

Class R6
Issued	6,285	1,187	—	—
Reinvested	266	179	—	—
Redeemed	(882)	(432)	—	—

Change in Class R6 Shares	5,669	934	—	—

Institutional Class
Issued	—	—	75,729	55,438
Reinvested	—	—	18,860	9,240
Redeemed	—	—	(47,177)	(44,220)

Change in Institutional Class Shares	—	—	47,412	20,458

Select Class
Issued	14,507	8,322	27,961	15,917
Reinvested	3,790	3,204	4,839	3,571
Redeemed	(9,299)	(5,903)	(48,879)	(30,426)

Change in Select Class Shares	8,998	5,623	(16,079)	(10,938)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$558	$2,518	$1,131,012	$931,606
Distributions reinvested	—	—	63,610	34,685
Cost of shares redeemed	(4,659)	(6,487)	(503,182)	(255,314)
Conversion from Class B Shares	79	45	—	—

Change in net assets resulting from Class A capital transactions	$(4,022)	$(3,924)	$691,440	$710,977

Class B (a)
Proceeds from shares issued	$—	$3	$—	$—
Cost of shares redeemed	(129)	(280)	—	—
Conversion to Class A Shares	(79)	(45)	—	—

Change in net assets resulting from Class B capital transactions	$(208)	$(322)	$—	$—

Class C
Proceeds from shares issued	$522	$505	$341,265	$164,051
Distributions reinvested	—	—	12,024	6,053
Cost of shares redeemed	(2,310)	(3,141)	(65,697)	(28,716)

Change in net assets resulting from Class C capital transactions	$(1,788)	$(2,636)	$287,592	$141,388

Institutional Class
Proceeds from shares issued	$—	$—	$2,416,260	$1,480,427
Distributions reinvested	—	—	134,005	69,075
Cost of shares redeemed	—	—	(641,266)	(330,856)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,908,999	$1,218,646

Select Class
Proceeds from shares issued	$8,612	$114,928	$883,261	$1,276,857
Distributions reinvested	—	—	87,369	49,543
Cost of shares redeemed	(163,720)	(6,058)	(489,380)	(335,843)

Change in net assets resulting from Select Class capital transactions	$(155,108)	$108,870	$481,250	$990,557

Total change in net assets resulting from capital transactions	$(161,126)	$101,988	$3,369,281	$3,061,568

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	56	257	38,204	34,698
Reinvested	—	—	2,177	1,320
Redeemed	(468)	(663)	(16,986)	(9,483)
Conversion from Class B Shares	8	5	—	—

Change in Class A Shares	(404)	(401)	23,395	26,535

Class B (a)
Issued	—	1	—	—
Redeemed	(14)	(31)	—	—
Conversion to Class A Shares	(8)	(5)	—	—

Change in Class B Shares	(22)	(35)	—	—

Class C
Issued	56	54	11,531	6,062
Reinvested	—	—	414	232
Redeemed	(245)	(338)	(2,215)	(1,062)

Change in Class C Shares	(189)	(284)	9,730	5,232

Institutional Class
Issued	—	—	81,240	54,588
Reinvested	—	—	4,545	2,610
Redeemed	—	—	(21,282)	(12,230)

Change in Institutional Class Shares	—	—	64,503	44,968

Select Class
Issued	848	11,408	29,705	47,271
Reinvested	—	—	2,972	1,877
Redeemed	(16,074)	(607)	(16,492)	(12,507)

Change in Select Class Shares	(15,226)	10,801	16,185	36,641

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2015	$14.24	$(0.10	)(f)	$2.17	$2.07	$—	$(0.57)	$(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—

Class C
Year Ended June 30, 2015	12.98	(0.15	)(f)	1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—

Class R5
Year Ended June 30, 2015	14.63	(0.04	)(f)	2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—

Class R6
Year Ended June 30, 2015	14.64	(0.03	)(f)	2.23	2.20	—	(0.57)	(0.57)
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2015	14.50	(0.07	)(f)	2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.74	14.99%	$1,174,260	1.24%	(0.65)%		1.35%	46%
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96

14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96

16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96

16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2015	$44.91	$(0.03	)(f)	$4.32	$4.29	$(0.02)	$(2.06)	$(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(f)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(g)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2015	44.21	(0.25	)(f)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(g)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2015	44.87	(0.14	)(f)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014(i) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2015	45.15	0.20	(f)	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2015	45.15	0.20	(f)	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2015	45.15	0.13	(f)	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(g)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$47.12	9.99%	$232,320	1.24%	(0.06)%		1.44%	41%
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88

46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88

46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2015	$27.49	$(0.18	)(f)	$3.19	$3.01	$(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—

Class C
Year Ended June 30, 2015	23.35	(0.26	)(f)	2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—

Class R2
Year Ended June 30, 2015	29.54	(0.24	)(f)	3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—

Class R5
Year Ended June 30, 2015	30.52	(0.07	)(f)	3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.71	12.37%	$984,262	1.23%	(0.68)%		1.35%	57%
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79

22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79

29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79

31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2015	$30.57	$(0.06	)(f)	$3.61	$3.55	$(2.79)
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2015	30.39	(0.11	)(f)	3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.33	12.92%	$265,905	0.73%	(0.19)%		0.78%	57%
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2015	$37.25	$0.20	(d)	$2.52	$2.72	$(0.20)	$(2.79)	$(2.99)
Year Ended June 30, 2014	31.68	0.15	(d)(e)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(d)(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(d)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(d)	5.85	6.03	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2015	36.19	0.01	(d)	2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(d)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(d)(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(d)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(d)	5.69	5.76	(0.07)	—	(0.07)

Class R2
Year Ended June 30, 2015	36.14	0.10	(d)	2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(d)(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(d)(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(d)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(d)	5.76	5.88	(0.24)	—	(0.24)

Institutional Class
Year Ended June 30, 2015	37.99	0.40	(d)	2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(d)(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(d)(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(d)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(d)	5.95	6.25	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2015	37.61	0.28	(d)	2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(d)(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(d)(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(d)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(d)	5.90	6.14	(0.24)	—	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.98	7.68%	$2,623,772	1.23%	0.53%		1.38%	18%
37.25	23.25	3,404,974	1.23	0.42	(e)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41

35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41

35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41

37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41

37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2015	$9.91	$(0.11	)(e)	$0.07	$(0.04)
Year Ended June 30, 2014	9.79	(0.13	)(e)	0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)(f)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10

Class C
Year Ended June 30, 2015	9.40	(0.15	)(e)	0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17	)(e)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02

Select Class
Year Ended June 30, 2015	10.09	(0.09	)(e)	0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11	)(e)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, and 1.49% and 1.95% for 2011; for Class C are 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011; for Select Class are 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, and 1.24% and 1.70% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (d)	Portfolio turnover rate (including short sales) (d)

$9.87	(0.40)%	$6,273	2.68%	(1.14)%		3.15%	74%	204%
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(g)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339

9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(g)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339

10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(g)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2015	$29.15	$0.19	(d)	$1.47	$1.66	$(0.26)	$(0.71)	$(0.97)
Year Ended June 30, 2014	24.64	0.34	(d)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(d)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)

Class C
Year Ended June 30, 2015	29.08	0.04	(d)	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(d)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)

Institutional Class
Year Ended June 30, 2015	29.31	0.34	(d)	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(d)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)

Select Class
Year Ended June 30, 2015	29.27	0.27	(d)	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(d)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.84	5.78%	$2,440,061	1.24%	0.64%	1.41%	17%
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33

29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33

30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33

29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding Exchange Traded Funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,249,140	$—	$—	$5,249,140

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,293,686	$—	$—	$3,293,686

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,091,337	$—	$—	$3,091,337

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,012,877	$—	$—	$16,012,877

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$292,621	$—	$—	$292,621

Total Liabilities for Securities Sold Short (a)	$(252,649)	$—	$—	$(252,649)

Appreciation in Other Financial Instruments
Futures Contracts	$36	$—	$—	$36

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,264,248	$—	$—	$11,264,248

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2015, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$3,413	(a)
Average Notional Balance Short	2,469
Ending Notional Balance Long	—
Ending Notional Balance Short	2,067

(a)	For the period March 1, 2015 through March 31, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Growth Advantage Fund	$(7,398)	$14,677	$(7,279)
Mid Cap Equity Fund	(6)	(2,249)	2,255
Mid Cap Growth Fund	(11)	9,807	(9,796)
Mid Cap Value Fund	(5,262)	483	4,779
Multi-Cap Market Neutral Fund	(4,597)	4,521	76
Value Advantage Fund	—	(1,709)	1,709

The reclassification for the Funds relate primarily to capital loss carryforwards, investments in partnerships, net operating losses and non-taxable dividends.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$767	$1
Mid Cap Equity Fund	203	—
Mid Cap Growth Fund	99	1
Mid Cap Value Fund	37	—	(a)
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	644	3

(a)	Amount rounds to less than $1,000.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6		Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.85	%*	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75		n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74		n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a		0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a		n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a		0.75	1.00

*	Prior to January 1, 2015, the contractual expense limitation for Growth Advantage Fund Class R6 was 0.80%.

The expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Mid Cap Equity Fund which is in place until October 31, 2016 and Class B Shares which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$40	$3	$1,078	$1,121	$—
Mid Cap Equity Fund	923	615	3,776	5,314	293
Mid Cap Growth Fund	785	517	2,353	3,655	12
Mid Cap Value Fund	6,594	4,303	12,366	23,263	2,625
Multi-Cap Market Neutral Fund	1,107	297	9	1,413	—	(a)
Value Advantage Fund	2,793	1,830	6,572	11,195	436

(b)	Amount rounds to less than $1,000.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 was as follows (amounts in thousands):

Growth Advantage Fund	$210
Mid Cap Equity Fund	199
Mid Cap Growth Fund	143
Mid Cap Value Fund	1,023
Multi-Cap Market Neutral Fund	71
Value Advantage Fund	1,432

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$2
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,787,395	$1,903,868	$—	$—
Mid Cap Equity Fund	1,430,107	1,199,994	—	—
Mid Cap Growth Fund	1,875,012	1,346,817	—	—
Mid Cap Value Fund	2,809,649	3,580,977	—	—
Multi-Cap Market Neutral Fund	238,074	398,530	260,535	414,404
Value Advantage Fund	4,181,677	1,544,170	—	—

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$3,827,543	$1,468,447	$46,850	$1,421,597
Mid Cap Equity Fund	2,471,328	875,460	53,102	822,358
Mid Cap Growth Fund	2,307,026	827,294	42,983	784,311

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid Cap Value Fund	$10,728,989	$5,465,948	$182,060	$5,283,888
Multi-Cap Market Neutral Fund	255,039	68,567	30,985	37,582
Value Advantage Fund	9,632,583	1,850,545	218,880	1,631,665

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$27,729	$127,462	$155,191
Mid Cap Equity Fund	39,516	103,413	142,929
Mid Cap Growth Fund	27,727	190,498	218,225
Mid Cap Value Fund	255,048	1,021,777	1,276,825
Value Advantage Fund	166,645	160,536	327,181

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$41,088	$88,308	$129,396
Mid Cap Equity Fund	33,507	66,650	100,157
Mid Cap Growth Fund	1,961	179,210	181,171
Mid Cap Value Fund	235,213	461,603	696,816
Value Advantage Fund	93,947	80,234	174,181

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$163,952	$—	$1,421,597
Mid Cap Equity Fund	20,826	104,754	—	822,358
Mid Cap Growth Fund	3,127	124,596	—	784,311
Mid Cap Value Fund	56,281	698,118	(22,101)	5,283,888
Multi-Cap Market Neutral Fund	—	—	(16,117)	27,397
Value Advantage Fund	84,088	68,931	—	1,629,140

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, investments in partnerships and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the Funds did not have post-enactment capital loss carryforwards.

As of June 30, 2015, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$—	$22,101	$22,101	*
Multi-Cap Market Neutral Fund	16,117	—	—	16,117

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381 - 384. Excludes approximately $5,263,000 of losses no longer available due to merger limitations.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

During the year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Mid Cap Growth Fund	$13,557
Mid Cap Value Fund	7,367
Multi-Cap Market Neutral Fund	13,495

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2016 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Growth Advantage Fund	$10,270	$15,279	$—
Mid Cap Growth Fund	7,877	—	—
Multi-Cap Market Neutral Fund	854	29,825	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Multi-Cap Market Neutral Fund	$21,128	0.21%	4	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

In addition, as of June 30, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	40.6%
Mid Cap Equity Fund	—	33.4
Multi-Cap Market Neutral Fund	89.9%	—
Value Advantage Fund	—	17.2

Additionally, Mid Cap Value Fund and Value Advantage Fund each have one or more shareholders, each of which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2015, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82

Acquiring Fund
Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,098.40	$6.45	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,096.40	9.04	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	1,100.20	5.00	0.96
Hypothetical	1,000.00	1,020.38	4.81	0.96
Class R6
Actual	1,000.00	1,100.80	3.91	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,099.20	5.78	1.11
Hypothetical	1,000.00	1,019.39	5.56	1.11

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,057.20	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,054.60	8.86	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,055.70	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,059.60	$4.03	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,059.80	3.78	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,058.80	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,102.20	6.41	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,099.20	9.00	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class R2
Actual	1,000.00	1,101.10	7.24	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R5
Actual	1,000.00	1,104.60	4.07	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,104.70	3.81	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,103.80	4.80	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,014.00	6.14	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,011.30	8.68	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,012.50	7.43	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual	1,000.00	1,016.40	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,015.20	4.90	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	980.10	13.16	2.68
Hypothetical	1,000.00	1,011.50	13.37	2.68
Class C
Actual	1,000.00	976.90	15.59	3.18
Hypothetical	1,000.00	1,009.03	15.84	3.18

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund (continued)
Select Class
Actual	$1,000.00	$980.50	$11.93	2.43%
Hypothetical	1,000.00	1,012.74	12.13	2.43

Value Advantage Fund
Class A
Actual	1,000.00	1,005.70	6.12	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,003.40	8.59	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,008.40	3.64	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,007.10	4.88	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Growth Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$127,462
Mid Cap Equity Fund	103,413
Mid Cap Growth Fund	190,499
Mid Cap Value Fund	1,021,777
Value Advantage Fund	160,536

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$25,227
Mid Cap Equity Fund	38,478
Mid Cap Growth Fund	13,459
Mid Cap Value Fund	255,048
Value Advantage Fund	166,644

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. June 2015.

AN-MC-615

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the
period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a
code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $28,100

2014 – $27,150

(b) Disclose, under
the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $5,500

2014 – $5,020

Audit-related fees
consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015
– $10,035

2014 – $8,330

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e)
(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the
“Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any
Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit
Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval
List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the
percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014
– 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed
by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service
Affiliates, for the last two calendar year ends were:

2014 – $30.6 million

2013 – $33.7million

(h) Disclose
whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to
Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of
Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY
SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR
240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO
A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS
AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or
240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form
N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))
that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as
part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of
1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1)
sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule
30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Robert L. Young

Robert L. Young

President and Principal Executive Officer

September 3, 2015

By:

/s/ Laura M. Del Prato

Laura M. Del Prato

Treasurer and Principal Financial Officer

September 3, 2015